UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-04014

        Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

           Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

           Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end: June 30

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Semi-annual Report
December 31, 2023
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Hedged Equity Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Investor sentiment, marked by pessimism throughout much of the period, shifted to optimism toward the end of the calendar year. This transformation was fueled by indications of a possible soft landing for the U.S. economy and signals from the U.S. Federal Reserve ("Fed") about potential interest rate reductions in 2024. Positive reports on consumer spending, employment, rising personal income, and decreasing inflation further bolstered this improved outlook.
By the period's end, GDP growth stood at 4.9%, revised down slightly from the initially reported 5.2%. Both consumer spending and personal income showed increases, reflecting a relatively healthy consumer environment. While bond yields generally ended the period where they started, the bond market experienced several notable events. In October, U.S. Treasury 10-year yields reached levels unseen since 2007 as investors began to accept the Fed's resolve to maintain higher rates for longer. Yields sharply declined in December after the Fed, responding to encouraging inflation data, hinted at potential future rate reductions.
Equities gained broadly after falling earlier in the period, as previously overlooked market segments saw positive returns as rate expectations took hold. Small caps returned 8.6%, with small value outpacing small growth. While large caps added to yearly gains, posting a 9.7% return for the six-month period, according to the Russell family of indices.

Fund Performance (as of December 31, 2023)
The Meridian Growth Fund (the “Fund”) Legacy Class Shares returned 0.09% (net) for the six-month period ended December 31, 2023, underperforming its benchmark, the Russell 2500® Growth Index, which returned 4.90%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. Muted market volatility limited the impact of our philosophy during the period as there were only four days in which the index declined 2% or more, well below the historical average. The strategy’s philosophy proved effective during the limited number of down days, as the strategy outperformed on three of the four days.
Market factors were generally mixed, although high-momentum stocks continued to outperform during the period, creating a headwind for our strategy. Conversely, more valuation-sensitive stocks tended to outperform, particularly as participation in the end-of-year rally broadened, creating a tailwind for our relative performance. From a sector perspective, stock selection was positive in the healthcare sector. Conversely, select holdings in the consumer discretionary and industrials sectors detracted from relative returns.
Against this backdrop, the three largest individual contributors to the Fund’s relative performance during the period were Matson, Inc., RB Global, Inc., and Arvinas, Inc.
Matson, Inc. is a US-based ocean and logistics company with a leading position in Pacific shipping that provides a vital lifeline to Hawaii, Alaska, and Guam, as well as premium and expedited service from China to the US. We believe Matson's unique terminal assets give it a significant speed advantage over competitors, which has been especially valuable amid supply chain disruptions. Matson’s premium service has enabled the company to keep its fleet utilization strong at a significant rate premium which has led to stronger-than-expected earnings. In addition, Matson continues to generate strong free cash flow which has enabled the company to pay down debt, repurchase shares and invest in high-return projects, including fleet additions and upgrades. During the period, we trimmed the Fund's position as the share price appreciated based on our valuation discipline.
RB Global, Inc. operates an online marketplace for used industrial equipment, including earthmoving, agricultural, and transportation vehicles. Given its large global network and scale advantages, we believe the company is well-positioned for additional growth from its single-digit market share position today. While market uncertainty lingered around its recent acquisition of IAA, Inc., we saw strong fundamentals within its core heavy equipment auctions business and expect strong pricing and volumes to drive incremental profitability. It also appears that the company has overcome recent service level challenges related to moving physical inventory and we believe the company is well positioned for market share gains in 2024. During the period, we trimmed the Fund’s holdings in the company.
Arvinas, Inc., is a biotech company that specializes in protein degradation. Its lead development treatment, ARV-471, is focused on breast cancer and is already in a Phase 3 clinical trial as a monotherapy. The company is also researching a

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Portfolio Performance and Composition (Unaudited) (continued)
combination of ARV-471 with Pfizer’s palbociclib drug, branded IBRANCE—a combination therapy that stems from Pfizer’s 2021 investment in the development of ARV-471. During the period, Arvinas reported encouraging clinical data for its ARV-471 compound in combination with Pfizer’s IBRANCE for ER+/HER2- breast cancer. Based on information from Arvinas, as a result of the positive clinical data, Arvinas and Pfizer plan to broaden the development of ARV-471 to include new combinations in both the first- and second-line treatment settings. With nearly $1 billion of cash on its balance sheet and an attractive partnership with Pfizer, we believe Arvinas is well-funded to continue drug development activities and maintained the Fund's position in the company during the period.
The three largest individual detractors from the Fund’s relative performance during the period were Sensata Technologies Holding plc., QuidelOrtho Corp., and Canada Goose Holdings, Inc.
Sensata Technologies Holding plc. develops and manufactures sensors and electronic components for the automotive, aerospace, and industrial sectors. We believe the company is well run and is responsible for much of the sophisticated technology behind current megatrends such as electrification, autonomous driving systems, clean and efficient appliances, and smart devices. After years of expanding via acquisitions, Sensata is committed to focusing almost exclusively on organic growth, which we believe will help lead to healthy margin expansion, improved returns on invested capital, and declining leverage. The company underperformed during the period almost entirely due to an inventory correction in its industrial business, with a large portion of this correction coming from businesses in China. Additionally, the company continued to underperform expected growth in its automotive end markets due to lower exposure to Chinese OEMs and lower content on electric vehicles in Europe. We believe that the current headwinds could potentially turn into tailwinds as the company’s technology continues to improve, inventory issues correct, recent design wins translate into solid growth in the automotive end markets, and Sensata continues to de-lever its balance sheet and improve margins. With positive expectations for future growth and the stock trading at what we believed was a reasonable valuation, we added to the Fund’s position during the period.
QuidelOrtho Corporation is a global leader in the diagnostics industry. The merger of Quidel and Ortho Clinical Diagnostics has resulted in a top 10 player in the in-vitro diagnostics industry, combining Quidel’s strong point of care platform with Ortho’s blood chemistry and transfusion platform. We believe the new company will be much more consistent in its ability to deliver steady top-line growth at attractive margins to fuel free cash flow growth. Further boosting our conviction in QuidelOrtho is its robust product pipeline, including its Savanna platform, which solves a long-term need for near-patient molecular testing that is accurate, fast, and economical. The stock underperformed during the period as a result of two main issues. Early in the period, management lowered expectations for its respiratory business, primarily driven by an expected decline in COVID testing. Additionally, the FDA delayed approval of its Savanna platform while it assessed the efficacy during respiratory high season. It turns out that both issues were perhaps overblown. Growth in the respiratory business came in healthier than expected, at the middle point of earlier guidance, and in December the company announced that the FDA had approved the Savanna platform. During the period we trimmed the Fund's position in the company.
Canada Goose Holdings, Inc. is a global lifestyle brand and manufacturer of performance luxury apparel. The company, widely known for its iconic down parkas, has expanded its product offerings in recent years and has embarked on a strategic shift from a wholesaling model toward a vertically integrated direct-to-consumer model. The stock fell during the period as the company continued to underperform its luxury peers post-pandemic. The company’s significant investments in brick-and-mortar stores also underperformed, particularly in China, where the slow-to-materialize consumer recovery has weighed on results. While there are signs that the strategic transition may pay off, our concerns around weaker topline performance, generally elevated inventories, management turnover, and overall execution led us to exit the Fund's position during the period.

Outlook (as of December 31, 2023)
The Fed’s recent dot-plot has indicated the potential for up to three interest rate cuts in 2024, signaling that its inflation fight had gained traction and that it may soon be willing to take its foot off the economic brakes. Another factor in determining the economy’s direction going forward will be the employment picture, with a continued strong employment environment increasing the potential for an overall soft landing.
Ongoing conflicts in Europe and the Middle East, the election cycle heating up in the U.S., and any number of other issues will create additional uncertainty in the markets. Against this backdrop, we expect volatility to remain elevated as investors react to a variety of shifting dynamics. While cognizant of the risks in such challenging conditions, we remain poised to seek

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
to take advantage of any market weakness and multiple contraction by adding to existing holdings and building positions in new names when valuations decline to attractive levels. This is especially true in certain sectors that we have long seen as overvalued, such as information technology. Our focus going forward remains on companies we believe that have resilient business models capable of executing well in an uncertain market environment.
Thank you for your continued partnership with ArrowMark.
Brian Schaub & Chad Meade
Co-Portfolio Managers
The views of the author and information discussed in this commentary are as of December 31, 2023, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2023
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.23
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	0.09%	15.29%	8.40%	7.75%	11.61%
Institutional Class (MRRGX)	12/24/14	0.12%	15.35%	8.44%	—	7.54%
Class A (MRAGX) w/o sales charge	11/15/13	(0.06)%	15.07%	8.09%	7.35%	7.70%
Class A (MRAGX) with sales charge[1]	11/15/13	(5.81)%	8.45%	6.82%	6.71%	7.07%
Class C (MRCGX)	7/1/15	(0.40)%	14.20%	7.32%	—	6.45%
Investor Class (MRIGX)	11/15/13	0.06%	15.24%	8.35%	7.65%	8.00%
Russell 2500® Growth Index	8/1/84 [2]	4.90%	18.93%	11.43%	8.78%	N/A [3]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
[3]	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	7	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.23
RB Global, Inc. (Canada)	3.4%
Alight, Inc. Class A	3.2%
Euronet Worldwide, Inc.	3.2%
Sensata Technologies Holding Plc	3.2%
Ziff Davis, Inc.	3.1%
Trimble, Inc.	2.8%
Cargurus, Inc.	2.8%
STERIS Plc	2.7%
Matson, Inc.	2.5%
Churchill Downs, Inc.	2.4%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.23
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Health Care and Industrials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	8	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Investor sentiment, marked by pessimism throughout much of the period, shifted to optimism toward the end of the calendar year. This transformation was fueled by indications of a possible soft landing for the U.S. economy and signals from the U.S. Federal Reserve ("Fed") about potential interest rate reductions in 2024. Positive reports on consumer spending, employment, rising personal income, and decreasing inflation further bolstered this improved outlook.
By the period's end, GDP growth stood at 4.9%, slightly revised down from the initially reported 5.2%. Both consumer spending and personal income showed increases, reflecting a relatively healthy consumer environment. While bond yields generally ended the period where they started, the bond market experienced several notable events. In October, U.S. Treasury 10-year yields reached levels unseen since 2007 as investors began to accept the Fed's resolve to maintain higher rates for longer. Yields sharply declined in December after the Fed, responding to encouraging inflation data, hinted at potential future rate reductions.
Equities gained broadly after falling earlier in the period, as previously overlooked market segments saw positive returns as rate expectations took hold. Small caps returned 8.6%, with small value outpacing small growth. While large caps added to yearly gains, posting a 9.7% return for the six-month period, according to the Russell family of indices.

Fund Performance (as of December 31, 2023)
The Meridian Contrarian Fund (the “Fund”) Legacy Class Shares returned 2.10% (net) for the six-month period ended December 31, 2023, underperforming its benchmark, the Russell 2500® Index, which returned 7.93%. The Fund also underperformed its secondary benchmark, the Russell 2500® Value Index, which returned 9.59%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Experience has taught us that businesses with the potential for earnings growth and multiple expansion can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple quarters of year-over-year earnings declines; exploring the reason for the declines; and singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-75 of our best ideas. With a process that prioritizes the management of risk over the opportunity for return, we scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital, and free cash flow, as well as sustainable future earnings growth. While we manage the Fund from the bottom up based on individual company fundamentals, we augment this by monitoring overall portfolio characteristics as part of our risk-management process. Two of our primary risk measures are beta-adjusted weight and downside capture, both of which we measure at the portfolio, sector, and individual company levels. We analyze the beta-adjusted weights of portfolio holdings against the Russell 2500® Index to seek to determine how sensitive each holding is to movement in the broader market and identify where our risk exposure lies within the portfolio. Depending on the degree to which a stock correlates closely with market movement (high beta) or inversely to the market (low beta), we may increase or decrease our weighting to align with the Fund’s risk parameters, as we prioritize risk before reward. Downside capture measures how much a stock will potentially decline, relative to an overall market decline, with lower capture representing lower risk. For both these measures, we focus on absolute levels and changes over time. This is part of our ongoing process of recycling capital, and as of December 31, 2023, we are comfortable with the Fund’s current lower-risk profile.
Against this backdrop, the three largest individual contributors to the Fund’s relative performance during the period were Cameco Corp., American Superconductor Corp., and The Honest Company, Inc.
Cameco Corp. is a global leader in the mining, fabricating, and refining of uranium products for nuclear power plants around the world. We believe Cameco has the lowest costs, highest grade reserves, and most favorably located mines. Cameco was out of favor with investors for over a decade following the 2011 Fukushima nuclear disaster which halted growth of new nuclear development and caused several countries to shut down nuclear power production. With lower demand, uranium prices fell precipitously and stagnated. We invested in Cameco in 2021 with the thesis that global production had fallen to a level below global demand which should eventually cause uranium prices to rise, benefiting Cameco’s earnings. We also believed that there was upside optionality in the form of potentially resurgent interest in nuclear power. Several important factors support our belief. Nuclear power is clean with zero carbon emissions or other airborne

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Portfolio Performance and Composition (Unaudited) (continued)
pollutants, and highly reliable as nuclear plants operate 24/7 for several decades. Modern nuclear plants are far more resistant to natural disasters than the Fukushima plant which was built in the 1970s. Small modular reactors (SMRs) are a new format of plant that can be built more cheaply and quickly than traditional plants and are also safer. Modern nuclear waste disposal technology is safe and highly effective. Due to these factors, many countries are extending the lives of their nuclear plants rather than shutting them down, and there are at least 57 new nuclear plants under construction, 100+ planned, and more than 300 proposed compared to the current installed base of 437.
Based on this, projected uranium demand is expected to significantly increase while supply will continue to be constrained. This supply/demand imbalance should be very positive for uranium prices, in our view. The stock performed well during the period as Uranium spot prices increased by more than 25%. As contracted prices catch up to spot pricing, we project that Cameco could generate significant earnings and free cash flow gains. We believe Cameco is attractive at current prices and that the uranium story and nuclear power are a decades-long cycle. There could also be further upside to earnings from Cameco’s investment in the nuclear division of Westinghouse, which should benefit from new development activity. As such, the Fund maintained its position in Cameco stock.
American Superconductor Corp. designs and manufactures power electronics and control systems for electricity transmission, distribution, and infrastructure. End markets include electric grids, wind power, industrial and naval. We became interested in the company long after it suffered a long-term earnings decline beginning in 2010 when their largest customer – Chinese wind turbine manufacturer Sinovel – engaged in IP theft by copying American Superconductor’s technology and dropping them as a supplier, causing revenues to crater from $320m to $80m within two years. Since then, the company, helped by a litigation win against Sinovel, has diversified its technology portfolio and expanded its customer base. Our investment thesis was that the rebuilt company was in a good position to resume earnings growth with significant upside potential driven by demand for electric grid upgrades, growth of wind power, and naval program wins. We believe American Superconductor is a small company with many useful technologies that address large end markets, and traction in any one of them could lead to significant growth. The stock performed strongly in the period due to excitement about a widely publicized development in superconductor technology that led to a brief frenzy in the stock. We trimmed some of the Fund's position into this speculative strength while maintaining a small position given our belief that over time there could be further upside.
The Honest Company, Inc. is a consumer products company focused on developing natural baby-care consumables, cosmetics, soaps, and other household supplies. Honest went public in 2021 as the pandemic helped drive high demand for its cleaning products. Subsequently, global supply chain challenges proved exceptionally tough for the smaller company. We view the Honest brand as an authentic differentiator that has outgrown its categories despite the operational challenges that significantly hurt recent earnings potential. The Honest Company’s outperformance in the second half of 2023 was driven by the company showing increased traction on sales returning to growth – despite significant SKU rationalization – along with deepening relationships with the largest retailers in the US, Walmart, Target, and others. The results increased optimism into 2024 and beyond as the new management team makes improvements to the company’s product positioning, along with improving cost control. With significant white space to grow sales of its winning products on shelves and online, we expect The Honest Company to see years of growth and increasing returns. During the period, we maintained the Fund's position in the stock.
The three largest individual detractors from the Fund’s relative performance during the period were Smart Global Holding, Inc., CNH Industrial NV, and Ambarella, Inc.
SMART Global Holdings, Inc. is a diversified technology company with leading market positions in memory, LEDs, high-performance computing (HPC), and the Internet of Things (IoT). Our interest was piqued when the company hit a rough patch in 2019-early 2020 as several factors led to an earnings decline. Volatility in its memory business caused by weakness in Brazil, new product investments the company had made ahead of revenue, and order delays in its HPC business all converged. While none of these developments is particularly unusual, it is uncommon for all three to turn negative at the same time. Our thesis was that the company’s impressive new management team could not only smooth out some of the volatility in the business, but also drive growth through superior capital allocation and organic investment. With the stock trading at less than 8x earnings at the time of our investment (Q3 2020), we believed the risk/reward was excellent. The stock, one of our strongest performers early in 2023, was weak in the period due to disappointing earnings results and management guidance. Following the HPC division’s largest contract in company history earlier in the year, the company was unable to generate enough new business to offset the tough comparison. Our research indicates that Smart Global remains a leader in HPC implementation for AI, a market that remains strong. The company is enhancing its go-to-market

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Portfolio Performance and Composition (Unaudited) (continued)
strategy to better position it for growth, including the hiring of a new head of sales. We believe the long-term risk/reward is still strong and took advantage of the price decline in the period to increase the Fund’s holdings in the company.
CNH Industrial NV is the No. 2 global manufacturer of agricultural and construction machinery. A new management team in early 2021 started implementing a plan to simplify the business by divesting its less profitable and non-competitive segments while bolstering its commitment to agricultural machinery. The operating improvements started taking hold in 2022 as the company shed its European heavy truck business and earnings growth accelerated on operational excellence late in the year. The stock sold off 15% during the period, significantly underperforming the Russell 2500 Index, as global crop prices fell and CNHI’s 2024 forward outlook worsened as farmers tend to tie machinery purchases closely to their revenues (which is determined mostly by crop pricing). We removed the position from the Fund during the period as increasing competition in autonomous and precision agricultural solutions reduced our view of CNH’s competitive differentiation. This along with the increasing volatility of farmer capital spending reduced our outlook for CNH’s future earnings growth, triggering a key aspect of our sell discipline.
Ambarella, Inc. designs system-on-a-chip semiconductor solutions that specialize in visual processing for the security, industrial, and automotive markets. The Fund has owned Ambarella since the third quarter of 2017 when earnings declined due to sales shortfalls at large customer GoPro. Our thesis was that emerging artificial intelligence (AI), automotive, industrial, and security markets would soon dwarf the company’s declining consumer market. After significant outperformance in 2021 driven by strong demand for AI-enabled computer vision chips in a variety of applications, Ambarella’s stock has been weak since 2022 and was again this period. The company’s legacy products, mainly imager processors for low-end security cameras, are in decline while the company re-focuses its resources on its computer vision chips, which are enabled for AI processing. We believe the company has a core competency in placing complicated algorithms on individual chips in a very power-efficient way, placing Ambarella in a strong leadership position as AI capabilities shift from centralized data centers to inference at the edge, a fast-growing future market. We also believe that the company’s superior technology makes it a highly attractive acquisition target for many larger technology companies. As such, the stock remains in the Fund, though we reduced the position during the period as we believe an earnings growth catalyst may be several quarters in the future.

Outlook (as of December 31, 2023)
We believe that the stock market disconnected from fundamentals in the latter half of the year and was instead driven by anticipation of rate cuts in 2024, with little correlation to earnings growth. Our investment strategy rarely performs well when market strategy overshadows company fundamentals. In our experience, these periods of disconnect can only persist for so long, and we expect performance results will ultimately be driven by our long-established pursuit of contrarian investment opportunities, repeatable process, and deep fundamental analysis.

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
Thank you for your continued partnership with ArrowMark.
Jamie England
Portfolio Manager
The views of the author and information discussed in this commentary are as of December 31, 2023, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2023
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.23
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	2.10%	12.29%	12.52%	9.57%	12.30%
Class A (MFCAX) w/o sales charge	11/15/13	1.96%	11.97%	12.15%	9.14%	9.40%
Class A (MFCAX) with sales charge[1]	11/15/13	(3.90)%	5.52%	10.83%	8.50%	8.76%
Class C (MFCCX)	7/1/15	1.56%	11.12%	11.36%	—	8.87%
Investor Class (MFCIX)	11/15/13	2.09%	12.29%	12.46%	9.43%	9.68%
Russell 2500® Index	2/10/94 [2]	7.93%	17.42%	11.67%	8.36%	9.92%
Russell 2500® Value Index	2/10/94 [2]	9.59%	15.98%	10.79%	7.42%	10.00%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	13	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.23
First Citizens BancShares, Inc. Class A	3.0%
VICI Properties, Inc.	2.8%
Perrigo Co. Plc	2.8%
Molson Coors Beverage Co. Class B	2.8%
Cameco Corp. (Canada)	2.7%
Alexander & Baldwin, Inc.	2.6%
SMART Global Holdings, Inc.	2.6%
Tenet Healthcare Corp.	2.6%
CACI International, Inc. Class A	2.5%
California Resources Corp.	2.5%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.23
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	14	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Investor sentiment, marked by pessimism throughout much of the period, shifted to optimism toward the end of the calendar year. This transformation was fueled by indications of a possible soft landing for the U.S. economy and signals from the U.S. Federal Reserve ("Fed") about potential interest rate reductions in 2024. Positive reports on consumer spending, employment, rising personal income, and decreasing inflation further bolstered this improved outlook.
By the period's end, GDP growth stood at 4.9%, slightly revised down from the initially reported 5.2%. Both consumer spending and personal income showed increases, reflecting a relatively healthy consumer environment. While bond yields generally ended the period where they started, the bond market experienced several notable events. In October, U.S. Treasury 10-year yields reached levels unseen since 2007 as investors began to accept the Fed's resolve to maintain higher rates for longer. Yields sharply declined in December after the Fed, responding to encouraging inflation data, hinted at potential future rate reductions.
Equities gained broadly after falling earlier in the period, as previously overlooked market segments saw positive returns as rate expectations took hold. Small caps returned 8.6%, with small value outpacing small growth. While large caps added to yearly gains, posting a 9.7% return for the six-month period, according to the Russell family of indices.

Fund Performance (as of December 31, 2023)
The Meridian Hedged Equity Fund (the “Fund”) Legacy Class Shares advanced 7.45% (net) for the six-month period ended December 31, 2023, underperforming its benchmark, the S&P 500® Index, which gained 8.04%. Additionally, the Fund outperformed its secondary benchmark the CBOE S&P Buy Write Index, which returned 1.23%.
Global equity volatility fell sharply in 2023 to levels last seen before the pandemic. However, we believe there are reasons to expect volatility to be biased higher in 2024 between lingering macro uncertainty, a continued risk of recession, and volatility historically tracking interest rates with a lag.
Our investment strategy prioritizes the management of downside risks over chasing excess returns. Over time, we expect the preservation of capital in down markets to be a quiet and powerful contributor to the long-term compounding of returns.
Our goal is to build and maintain a durable portfolio capable of minimizing losses during market downturns while participating in upswings. To achieve this, we focus on high-quality businesses with attractive valuations, substantial competitive advantages, strong balance sheets, robust cash flow, and limited volatility.
We focus on quality as a central tenet of our strategy. We own long positions in high-quality companies for growth potential, and when conditions warrant, we hedge select positions through call options in an attempt to enhance safety, generate income, and mitigate downside risks. We underpin this approach with thorough fundamental analysis that seeks to balance risks with the potential for long-term growth.
Leading individual contributors included Vistra Corp., Sally Beauty Holdings, Inc., and Zoom Communications, Inc.
Vistra Corp. is a leading integrated retail electricity and power generation company, primarily focused on the deregulated electricity market. The company provides a range of energy and utility services, including electricity generation, sales, and distribution to residential, commercial, and industrial customers. Vistra's business model combines efficient power generation with a robust retail platform. We believe the recent outperformance of the stock is attributable to a combination of strategic decisions and favorable market conditions. Firstly, the acquisition of Energy Harbor strategically expanded Vistra's portfolio, enhancing its focus on sustainable energy sources like nuclear and renewables. We believe this move aligns with the growing global emphasis on cleaner energy and positions Vistra favorably for future market trends. Secondly, we believe Vistra's strong financial performance, marked by robust free cash flow and increased EBITDA, reflects operational efficiency and sound management. The company's effective hedging strategies have provided stability against commodity price volatility. Additionally, Vistra's shareholder-friendly policies, including substantial share buybacks and attractive dividends, have significantly contributed to the stock's appreciation. We continued to hold Vistra in the Fund during the period.
Sally Beauty Holdings, Inc. is a global distributor of retail and professional beauty products and is the largest in the U.S. by store count. Its operations are divided into two main segments: Sally Beauty Supply, catering to retail consumers, and Beauty Systems Group, serving the needs of salons and stylists. The recent increase in the company's stock price can be attributed

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to growing evidence that management's strategic initiatives are working. These measures are aimed at driving growth and ensuring profitability in the face of a challenging consumer market. While the company recently fell short of sales expectations, it managed to maintain stronger-than-forecast margins. This performance indicates that the company's pricing strategies and cost-control efforts are yielding positive results. During the period, the company generated healthy free cash flow and committed to further stock repurchases, highlighting its commitment to returning value to shareholders. The stock’s currently low valuation relative to historical levels may suggest upside potential as management continues to execute its strategy. Despite external challenges, our investment thesis for owning Sally Beauty Holdings as a turnaround story remains intact. The position is held in a hedged structure, with covered call options sold to generate income premiums and offset potential weakness in the stock.
Zoom Video Communications Inc. is a leading technology company that provides a video-first communication platform, offering services like video conferencing, online meetings, chat, and mobile collaboration. Its business model centers around a freemium strategy, offering basic services for free while charging for premium features and subscriptions, catering to both individual users and organizations of various sizes. This model enables Zoom to attract a wide user base, with revenue primarily generated from subscriptions to its enhanced communication and collaboration tools. Our decision to invest the Fund in Zoom was based on its superior video conferencing technology and innovative approach, which we believed would make it a long-term success. Despite initial market concerns about a slowdown after the pandemic, Zoom exceeded expectations in its recent quarterly earnings, surpassing both revenue and profit forecasts.
Growth has been driven by enterprise customers with stability in online revenue. In our view this demonstrates Zoom's ability to execute through uncertain macro environments while making progress in diversifying its customer base for more sustainable long-term growth. The Fund's investment in Zoom is held in a hedged position. Over the past six months, the stock has performed well, and the Fund’s returns were further enhanced by the covered call position which contributed additional gains. We maintained the Fund's position during the period.
Leading detractors during the period included Allegro Microsystems, Inc., GFL Environmental, Inc., and ACV Auctions, Inc.
Allegro Microsystems, Inc. is a semiconductor company that provides sensor and power integrated circuits for the automotive and industrial markets. The company’s energy-efficient systems provide functionality such as measuring motion, speed, and regulating system voltages. The stock fell in the period due to weaker than expected guidance and ongoing inventory corrections weighing on near-term demand.
The company continues to see strong traction in its e-mobility business targeting electric and autonomous vehicles, which accounted for 50% of automotive revenue and two-thirds of total design wins in the most recent quarter. However, the dual effects of the UAW strike and its customers’ rebalancing of inventory levels caused automotive revenue to decline. We expect additional weakness in the industrial and consumer markets as customers digest elevated inventory levels built over the past year. While the long-term outlook remains positive in our view, the weaker near-term trends and uncertainty around the pace of recovery have weighed on the stock. As long-term investors, we have experience with cycles and have confidence that the near-term inventory corrections will resolve. As such, we maintained the Fund's long exposure to the shares during the period.
GFL Environmental, Inc. is engaged in waste management services, specializing in non-hazardous solid waste collection, recycling, and disposal. The company also offers environmental services, focusing on industrial waste collection, processing, and related activities. The stock underperformed during the period for two primary reasons. First, GFL’s acquisition of another asset will likely lead to it missing its leverage targets for 2023, which disappointed some investors. We believe the acquisition target is a quality asset and the controversy overlooks positive progress the company has made operationally to improve margins and cash flow. Second, the market’s broad rotation out of higher growth and riskier assets negatively impacted sentiment towards GFL. We view this as unrelated to the company’s long-term fundamentals. As a relatively new public company still integrating large acquisitions, we understand that GFL relies more on external financing and carries higher leverage versus waste industry peers—factors we have included in our analysis. We took advantage of what we believe is near-term price weakness to add to the Fund’s position during the period.
ACV Auctions, Inc. is a leading wholesale vehicle marketplace that facilitates business-to-business vehicle transactions, bridging the disconnect between the way people research and purchase vehicles today. The company leverages data and technology to power its digital marketplace and data services, enabling dealers and commercial partners to buy, sell, and value vehicles with confidence and efficiency. We believe the company is still in the early stages of digitally disrupting a massive industry reliant on outdated physical auction models. ACVA's platform brings unparalleled transparency,

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Portfolio Performance and Composition (Unaudited) (continued)
convenience, and efficiency to wholesale vehicle transactions. As they continue expanding their technological capabilities and national footprint, we believe ACVA can capture significant share gains from incumbent providers. The stock underperformed during the period due to cyclical concerns. Wholesale vehicle prices have retreated from their peak pandemic-era levels, which stands to negatively impact ACVA's revenue and profitability over the short term. The uncertainty regarding just how severe this downturn could become and how long it might last introduced a new element of risk. Exiting the period we remain confident in ACVA's long-term prospects and market opportunity.

Outlook (as of December 31, 2023)
The Fed’s recent dot-plot has indicated the potential for up to three interest rate cuts in 2024, signaling that its inflation fight had gained traction and that it may soon be willing to take its foot off the economic brakes. Another factor in determining the economy’s direction going forward will be the employment picture, with a continued strong employment environment increasing the potential for an overall soft landing. Ongoing conflicts in Europe and the Middle East, the election cycle heating up in the U.S., and any number of other issues will create additional uncertainty in the markets.
Opportunity is often born out of volatility, and we are generally comfortable with the portfolio’s positioning, including our hedging activity designed to offset a portion of the market’s potential downside. Regardless of whether conditions are good or poor, we stick to our playbook and prudently work to manage risk through deep fundamental company-level research in search of high-quality businesses selling at attractive valuations. Meanwhile, our charge to prioritize risk over return remains steadfast, even if that means trading some incremental market upside for downside protection. Through the combination of stock selection and the Fund’s hedging strategy, we believe our disciplined and conservative approach to deploying capital offers the potential to generate long-term returns with lower volatility.
Thank you for your continued partnership with ArrowMark.
Clay Freeman
Portfolio Manager
The views of the author and information discussed in this commentary are as of December 31, 2023, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

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Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2023
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.23
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	7.45%	18.96%	15.87%	11.89%	9.75%
Class A (MRAEX) w/o sales charge	11/15/13	7.36%	18.63%	15.49%	11.52%	11.61%
Class A (MRAEX) with sales charge[1]	11/15/13	1.17%	11.80%	14.13%	10.87%	10.95%
Class C (MRCEX)	7/1/15	7.05%	18.11%	15.01%	—	12.03%
Investor Class (MRIEX)	11/15/13	7.47%	18.94%	15.86%	11.81%	11.89%
S&P 500® Index	1/31/05 [2]	8.04%	26.29%	15.69%	12.03%	9.82%
CBOE S&P 500 Buy Write Index	1/31/05 [2]	1.23%	11.82%	6.08%	5.58%	5.20%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Hedged Equity Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.23
Rivian Automotive, Inc. Class A	11.6%
Lamb Weston Holdings, Inc.	10.6%
NVIDIA Corp.	6.3%
Live Nation Entertainment, Inc.	5.3%
Sally Beauty Holdings, Inc.	4.8%
Align Technology, Inc.	4.3%
Coty, Inc. Class A	4.2%
Airbnb, Inc. Class A	4.0%
Splunk, Inc.	3.8%
ServiceNow, Inc.	3.8%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments and options written are reported as a percentage of net assets.

Sector Allocation as of 12.31.23
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of  their assets in securities in the Information Technology and Consumer Discretionary sectors. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Investor sentiment, marked by pessimism throughout much of the period, shifted to optimism toward the end of the calendar year. This transformation was fueled by indications of a possible soft landing for the U.S. economy and signals from the U.S. Federal Reserve ("Fed") about potential interest rate reductions in 2024. Positive reports on consumer spending, employment, rising personal income, and decreasing inflation further bolstered this improved outlook.
By the period's end, GDP growth stood at 4.9%, revised down slightly from the initially reported 5.2%. Both consumer spending and personal income showed increases, reflecting a relatively healthy consumer environment. While bond yields generally ended the period where they started, the bond market experienced several notable events. In October, U.S. Treasury 10-year yields reached levels unseen since 2007 as investors began to accept the Fed's resolve to maintain higher rates for longer. Yields sharply declined in December after the Fed, responding to encouraging inflation data, hinted at potential future rate reductions.
Equities gained broadly after falling earlier in the period, as previously overlooked market segments saw positive returns as rate expectations took hold. Small caps returned 8.6%, with small value outpacing small growth. While large caps added to yearly gains, posting a 9.7% return for the six-month period, according to the Russell family of indices.

Fund Performance (as of December 31, 2023)
The Meridian Small Cap Growth Fund (the “Fund”) Legacy Class Shares returned 2.00% (net) for the six-month period ended December 31, 2023, underperforming its benchmark, the Russell 2000® Growth Index, which returned 4.50%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. Muted market volatility limited the impact of our philosophy during the period as there were only four days in which the index declined 2% or more, well below the historical average. The strategy’s philosophy proved effective during the limited number of down days, as the strategy outperformed on all four days.
Market factors were generally mixed, although high-momentum stocks continued to outperform during the period, creating a headwind for our strategy. Conversely, more valuation-sensitive stocks tended to outperform, particularly as participation in the end-of-year rally broadened, creating a tailwind for our relative performance. From a sector perspective, stock selection was positive in the industrials and information technology sectors during the period. Conversely, select holdings in the consumer discretionary sector detracted from relative returns.
Against this backdrop, the three largest individual contributors to the Fund’s relative performance during the period were Matson, Inc., Alkami Technology, Inc., and Hudson Technologies, Inc.
Matson, Inc. is a US-based ocean and logistics company with a leading position in Pacific shipping that provides a vital lifeline to Hawaii, Alaska, and Guam, as well as premium and expedited service from China to the US. We believe Matson's unique terminal assets give it a significant speed advantage over competitors, which has been especially valuable amid supply chain disruptions. Matson’s premium service has enabled the company to keep its fleet utilization strong at a significant rate premium which has led to stronger-than-expected earnings. In addition, Matson continues to generate strong free cash flow which has enabled the company to pay down debt, repurchase shares and invest in high-return projects, including fleet additions and upgrades. During the period, we trimmed the Fund's position as the share price appreciated based on the Fund's valuation discipline.
Alkami Technology, Inc. develops cloud-based digital banking and software services for U.S.-based banks and credit unions. Alkami allows its customers to outsource non-core software development and benefit from an enterprise-grade software suite. We believe the company is capturing share within a sizeable addressable market, provides a mission-critical service to its client base, and benefits from highly attractive unit economics, which are bolstered by a high 90% client retention rate. Furthermore, its cost of adding new clients is low compared to many other software-as-a-service companies, which we believe will drive significant improvements in profitability over future years. In addition, the company has seen success moving upmarket from credit unions to traditional banking clients, which is a larger addressable market with the potential for higher revenue per user. The company opened the period under a cloud of uncertainty following the

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Portfolio Performance and Composition (Unaudited) (continued)
springtime failure of three regional banks. However, the concerns proved unwarranted for Alkami, which reported solid growth in revenue and profitability as well as continued strength in its new business pipeline. During the period, we trimmed the Fund's position as the share price appreciated.
Hudson Technologies, Inc. is the market leader in recycled and reclaimed refrigerants with proprietary reclamation technology and a national distribution network. The Fund has owned shares of the company for several years due to our belief that its leading position would allow the company to capitalize on improving supply-demand dynamics from the Environmental Protection Agency’s (EPA’s) phaseout of R-22 (refrigerant used in air conditioners), and continued implementation of the AIM Act which will reduce virgin HFC production by a cumulative 40% beginning in 2024. Like the phaseout of R-22, we believe this will result in strong supply-demand dynamics for reclaimed HFC refrigerants and allow Hudson to capitalize on its market-leading position. As summer heat took hold after a cooler-than-normal early season, inventories were drawn down, and overall pricing stayed healthy and robust, contributing to better-than-expected results. The company’s strong free cash flow has allowed it to pay off nearly all its debt, thereby strengthening the financial profile of the company. During the period, as the share price appreciated, we trimmed the Fund's position based on our valuation discipline.
The three largest individual detractors from the Fund’s relative performance during the period were The Beauty Health Company, Silk Road Medical, Inc., and Sonendo, Inc.
The Beauty Health Company produces advanced skin care systems that bridge the gap between medical professional procedures and over-the-counter creams and lotions. Its flagship HydraFacial line consists of equipment sold to medical spas and dermatology offices and cleansing and hydrating treatments used in its systems. The consumables account for roughly half of HydraFacial’s revenues. During the period, the company experienced a setback resulting from performance problems with its Syndeo platform, which led to a slowdown in the overall number of procedures performed. The company has since corrected the hardware and software issues and plans to replace the console across its entire installed base. While the volume of the company’s consumables transactions remains solid, and we believe that the company’s strong balance sheet will allow it to weather this storm, the disruption will negatively impact short-term growth and as a result, we exited the Fund's position during the period.
Silk Road Medical, Inc. is a medical technology and device company that has pioneered a minimally invasive approach to the treatment of carotid artery disease. The firm’s transcarotid artery revascularization (TCAR) procedure has only 14% of a ~$1.2 billion market currently dominated by carotid endarterectomy (CEA), a more invasive procedure that carries a higher risk of procedural complications and death. The stock came under pressure when the CMS extended coverage to other competitive treatment options. Additionally, the company delivered softer than expected revenue growth due to near-term salesforce issues. Despite the near-term noise, we believe the company’s best-in-class technology will win out over time. Further, we are encouraged by the hiring of a new CEO, a seasoned medical technology veteran, who we expect will improve overall business execution. Given our favorable long-term outlook, we added to the Fund’s position in the company during the period as the share price declined.
Sonendo, Inc. is a medical technology company focused on the commercialization of its GentleWave System, an innovative technology platform designed to replace traditional and more invasive root canal therapies. The company has garnered a 20% market share among endodontists, a specialty practice that focuses on performing root canal therapies. During the period, Sonendo experienced an overall slowdown as new customers paused capital spending decisions in a generally challenging macro purchasing environment. While its endodontist segment has performed well, the company’s product, brand, and awareness have not been strong enough to take advantage of the sales opportunity in the larger general practitioner segment. We view this as a missed opportunity to offset the macro challenges. Overall, we believe the company offers a great product and technology but have concerns about business execution and as a result, trimmed the Fund's position during the period.

Outlook (as of December 31, 2023)
The Fed’s recent dot-plot has indicated the potential for up to three interest rate cuts in 2024, signaling that its inflation fight had gained traction and that it may soon be willing to take its foot off the economic brakes. Another factor in determining the economy’s direction going forward will be the employment picture, with a continued strong employment environment increasing the potential for an overall soft landing.

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
Ongoing conflicts in Europe and the Middle East, the election cycle heating up in the U.S., and any number of other issues will create additional uncertainty in the markets. Against this backdrop, we expect volatility to remain elevated as investors react to a variety of shifting dynamics. While cognizant of the risks in such challenging conditions, we remain poised to seek to take advantage of any market weakness and multiple contraction by adding to existing holdings and building positions in new names when valuations decline to attractive levels. This is especially true in certain sectors that we have long seen as overvalued, such as information technology. Our focus going forward remains on companies that have resilient business models capable of executing well in an uncertain market environment.
Thank you for your continued partnership with ArrowMark.
Brian Schaub & Chad Meade
Co-Portfolio Managers
The views of the author and information discussed in this commentary are as of December 31, 2023, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2023
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.23
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	2.00%	14.06%	7.14%	8.97%	9.41%
Institutional Class (MSGRX)	12/24/14	2.06%	14.19%	7.23%	—	7.88%
Class A (MSGAX) w/o sales charge	12/16/13	1.85%	13.74%	6.78%	8.61%	9.05%
Class A (MSGAX) with sales charge[1]	12/16/13	(3.98)%	7.22%	5.53%	7.97%	8.41%
Class C (MSGCX)	7/1/15	1.53%	12.98%	6.05%	—	6.45%
Investor Class (MISGX)	12/16/13	1.93%	14.02%	7.03%	8.90%	9.34%
Russell 2000® Growth Index	12/16/13 [2]	4.50%	18.66%	9.22%	7.16%	7.58%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.23
Alight, Inc. Class A	3.5%
RB Global, Inc. (Canada)	3.0%
Mirion Technologies, Inc.	2.8%
Cargurus, Inc.	2.8%
Matson, Inc.	2.5%
Consensus Cloud Solutions, Inc.	2.4%
Turning Point Brands, Inc.	2.4%
QuidelOrtho Corp.	2.3%
Hudson Technologies, Inc.	2.2%
Everi Holdings, Inc.	2.1%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.23
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Industrials and Health Care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

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Meridian Fund, Inc.
Expense Disclosure
December 31, 2023 (Unaudited)

Disclosures Regarding Fund Expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and (2) ongoing costs, including management fees; service and distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2023 through December 31, 2023.
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number reported under “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Meridian Growth Fund
Fund Expenses
December 31, 2023 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.90%	$1,000.00	$1,000.90	$4.48
Institutional Class (MRRGX)	0.86%	$1,000.00	$1,001.20	$4.28
Class A (MRAGX)	1.19%	$1,000.00	$ 999.40	$5.92
Class C (MRCGX)	1.91%	$1,000.00	$ 996.00	$9.48
Investor Class (MRIGX)	0.97%	$1,000.00	$1,000.60	$4.82

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.90%	$1,000.00	$1,020.39	$4.52
Institutional Class (MRRGX)	0.86%	$1,000.00	$1,020.59	$4.32
Class A (MRAGX)	1.19%	$1,000.00	$1,018.95	$5.97
Class C (MRCGX)	1.91%	$1,000.00	$1,015.37	$9.57
Investor Class (MRIGX)	0.97%	$1,000.00	$1,020.04	$4.87
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	26	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Fund Expenses
December 31, 2023 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.16%	$1,000.00	$1,021.00	$ 5.83
Class A (MFCAX)	1.44%	$1,000.00	$1,019.60	$ 7.23
Class C (MFCCX)	2.22%	$1,000.00	$1,015.60	$11.13
Investor Class (MFCIX)	1.20%	$1,000.00	$1,020.90	$ 6.03

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.16%	$1,000.00	$1,019.10	$ 5.82
Class A (MFCAX)	1.44%	$1,000.00	$1,017.70	$ 7.22
Class C (MFCCX)	2.22%	$1,000.00	$1,013.82	$11.12
Investor Class (MFCIX)	1.20%	$1,000.00	$1,018.90	$ 6.02
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	27	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Fund Expenses
December 31, 2023 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,074.50	$ 6.45
Class A (MRAEX)	1.57%	$1,000.00	$1,073.60	$ 8.09
Class C (MRCEX)	2.08%	$1,000.00	$1,070.50	$10.71
Investor Class (MRIEX)	1.32%	$1,000.00	$1,074.70	$ 6.81

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,018.65	$ 6.27
Class A (MRAEX)	1.57%	$1,000.00	$1,017.06	$ 7.87
Class C (MRCEX)	2.08%	$1,000.00	$1,014.52	$10.42
Investor Class (MRIEX)	1.32%	$1,000.00	$1,018.30	$ 6.62
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	28	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Fund Expenses
December 31, 2023 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.22%	$1,000.00	$1,020.00	$ 6.13
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,020.60	$ 5.53
Class A (MSGAX)	1.57%	$1,000.00	$1,018.50	$ 7.88
Class C (MSGCX)	2.25%	$1,000.00	$1,015.30	$11.27
Investor Class (MISGX)	1.28%	$1,000.00	$1,019.30	$ 6.43

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.22%	$1,000.00	$1,018.80	$ 6.12
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.39	$ 5.52
Class A (MSGAX)	1.57%	$1,000.00	$1,017.06	$ 7.87
Class C (MSGCX)	2.25%	$1,000.00	$1,013.67	$11.26
Investor Class (MISGX)	1.28%	$1,000.00	$1,018.50	$ 6.42
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	29	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Performance Disclosure
December 31, 2023 (Unaudited)

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.arrowmarkpartners.com/meridian/.
Performance prior to September 5, 2013 reflects each Fund’s performance under the management of Aster Investment Management Co.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Investor Class, Class A, and Class C Shares of the Meridian Small Cap Growth Fund are closed to new investors effective June 29, 2018. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.arrowmarkpartners.com/meridian/.

Meridian Funds	30	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments
December 31, 2023 (Unaudited)
	Shares	Value
Common Stocks - 90.4%
Communication Services - 9.0%
Diversified Telecommunication Services - 1.0%
Iridium Communications, Inc.	338,185	$ 13,919,695
Interactive Media & Services - 8.0%
Cargurus, Inc.[1]	1,575,114	38,054,754
IAC, Inc.[1]	262,720	13,761,273
Ziff Davis, Inc.[1]	634,677	42,643,948
ZipRecruiter, Inc. Class A1	1,128,143	15,681,188
		110,141,163
Total Communication Services		124,060,858
Consumer Discretionary - 9.2%
Automobile Components - 0.3%
Fox Factory Holding Corp.[1]	68,908	4,649,912
Distributors - 0.6%
Pool Corp.	22,195	8,849,368
Diversified Consumer Services - 0.5%
Grand Canyon Education, Inc.[1]	50,936	6,725,589
Hotels, Restaurants & Leisure - 3.1%
Churchill Downs, Inc.	249,460	33,659,638
Sportradar Holding AG Class A (Switzerland)[1]	822,454	9,088,116
		42,747,754
Specialty Retail - 2.1%
Floor & Decor Holdings, Inc. Class A1,2	51,999	5,801,009
National Vision Holdings, Inc.[1]	567,943	11,887,047
Sally Beauty Holdings, Inc.[1]	821,633	10,911,286
		28,599,342
Textiles, Apparel & Luxury Goods - 2.6%
Skechers U.S.A., Inc. Class A1	344,442	21,472,514
Under Armour, Inc. Class C1	1,630,824	13,617,381
		35,089,895
Total Consumer Discretionary		126,661,860
Consumer Staples - 0.6%
Consumer Staples Distribution & Retail - 0.6%
BJ's Wholesale Club Holdings, Inc.[1]	116,350	7,755,891
Total Consumer Staples		7,755,891
Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Viper Energy, Inc.	443,510	13,917,344
Total Energy		13,917,344
Financials - 6.2%
Capital Markets - 2.9%
LPL Financial Holdings, Inc.	98,323	22,380,282
	Shares	Value
WisdomTree, Inc.	2,510,655	$ 17,398,839
		39,779,121
Financial Services - 3.3%
Euronet Worldwide, Inc.[1]	432,187	43,862,659
Remitly Global, Inc.[1]	91,630	1,779,454
		45,642,113
Total Financials		85,421,234
Health Care - 25.7%
Biotechnology - 4.3%
Agios Pharmaceuticals, Inc.[1]	329,506	7,338,099
Halozyme Therapeutics, Inc.[1]	297,134	10,982,073
Legend Biotech Corp. ADR[1]	188,194	11,323,633
Relay Therapeutics, Inc.[1]	597,955	6,583,484
SpringWorks Therapeutics, Inc.[1,2]	304,372	11,109,578
Veracyte, Inc.[1]	406,994	11,196,405
		58,533,272
Health Care Equipment & Supplies - 14.1%
Align Technology, Inc.[1]	31,605	8,659,770
Axogen, Inc.[1]	674,525	4,607,006
Cooper Cos., Inc. (The)	71,688	27,129,607
Masimo Corp.[1]	70,788	8,297,061
Merit Medical Systems, Inc.[1]	289,153	21,964,062
Nevro Corp. [1]	437,331	9,411,363
Omnicell, Inc.[1]	109,741	4,129,554
QuidelOrtho Corp.[1]	433,912	31,979,314
STERIS Plc	170,923	37,577,421
Tandem Diabetes Care, Inc.[1]	414,615	12,264,312
Teleflex, Inc.	71,988	17,949,488
TransMedics Group, Inc.[1,2]	138,747	10,951,301
		194,920,259
Health Care Providers & Services - 1.8%
HealthEquity, Inc.[1]	213,367	14,146,232
Henry Schein, Inc.[1]	134,403	10,175,651
		24,321,883
Health Care Technology - 2.5%
Certara, Inc.[1]	738,419	12,988,790
Doximity, Inc. Class A1	781,348	21,908,998
		34,897,788
Life Sciences Tools & Services - 2.2%
Bio-Techne Corp.	201,972	15,584,160
Sotera Health Co.[1]	871,259	14,680,714
		30,264,874
Pharmaceuticals - 0.8%
Arvinas, Inc.[1,2]	281,851	11,600,987
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
	Shares	Value
Capsule Corp. Acquisition Date: 4/8/21, Cost $2,999,993[1,3,4]	207,016	$ 16,561
		11,617,548
Total Health Care		354,555,624
Industrials - 22.9%
Aerospace & Defense - 0.6%
Curtiss-Wright Corp.	35,643	7,940,904
Commercial Services & Supplies - 6.7%
ACV Auctions, Inc. Class A1	1,795,933	27,208,385
Cimpress Plc (Ireland)[1]	232,958	18,648,288
RB Global, Inc. (Canada)[2]	705,349	47,180,794
		93,037,467
Electrical Equipment - 4.8%
Generac Holdings, Inc.[1]	172,000	22,229,280
Sensata Technologies Holding Plc	1,167,068	43,846,745
		66,076,025
Ground Transportation - 0.5%
Heartland Express, Inc.	461,492	6,580,876
Machinery - 1.8%
John Bean Technologies Corp.	21,300	2,118,285
Middleby Corp. (The)[1]	78,796	11,596,407
Toro Co. (The)	114,798	11,019,460
		24,734,152
Marine Transportation - 4.3%
Kirby Corp.[1]	309,353	24,278,023
Matson, Inc.	318,228	34,877,789
		59,155,812
Professional Services - 3.2%
Alight, Inc. Class A1	5,241,236	44,707,743
Trading Companies & Distributors - 1.0%
Applied Industrial Technologies, Inc.	81,095	14,004,296
Total Industrials		316,237,275
Information Technology - 14.3%
Electronic Equipment, Instruments & Components - 2.8%
Trimble, Inc.[1]	724,132	38,523,822
IT Services - 1.8%
Okta, Inc.[1]	272,398	24,660,191
Semiconductors & Semiconductor Equipment - 3.0%
GLOBALFOUNDRIES, Inc.[1,2]	381,456	23,116,234
ON Semiconductor Corp.[1]	223,696	18,685,327
		41,801,561
	Shares	Value
Software - 6.7%
8x8, Inc.[1]	1,729,451	$ 6,537,325
Consensus Cloud Solutions, Inc.[1]	192,794	5,053,131
Dynatrace, Inc.[1]	422,398	23,100,947
Elastic, N.V.[1]	66,438	7,487,562
N-able, Inc.[1]	760,006	10,070,079
Smartsheet, Inc. Class A1	386,428	18,478,987
Tenable Holdings, Inc.[1]	451,821	20,810,875
		91,538,906
Total Information Technology		196,524,480
Materials - 1.5%
Containers & Packaging - 1.5%
Graphic Packaging Holding Co.	851,878	20,998,793
Total Materials		20,998,793
Total Common Stocks - 90.4% (Cost $988,159,239)		1,246,133,359
Preferred Stocks - 2.7%
Communication Services - 1.1%
Interactive Media & Services - 1.1%
Evolve Vacation Rental Network, Inc. Series 9 Acquisition Date: 5/29/20, Cost $4,499,999[1,3,4]	776,451	15,412,552
Total Communication Services		15,412,552
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Binx Health, Inc. Series E Acquisition Date: 5/26/21, Cost $8,500,136[1,3,4]	31,619	1,391,868
Total Health Care		1,391,868
Information Technology - 1.0%
IT Services - 0.7%
Skyryse, Inc. Series B Acquisition Date: 10/21/21, Cost $7,164,990[1,3,4]	290,316	9,525,268
Software - 0.3%
Dataminr, Inc. Series F Acquisition Date: 3/22/21, Cost $7,369,692[1,3,4]	167,493	4,555,810
Total Information Technology		14,081,078

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
	Shares	Value
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Apartment List, Inc. Series D Acquisition Date: 11/2/20 - 12/21/20, Cost $8,399,997[1,3,4]	2,299,479	$ 7,358,333
Total Real Estate		7,358,333
Total Preferred Stocks - 2.7% (Cost $35,934,814)		38,243,831
Private Investment Fund - 0.3%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20, Cost $4,037,882[1,3,5]	4,038	4,163,864
Total Private Investment Fund - 0.3% (Cost $4,037,882)		4,163,864
	Shares/ Principal Amount
Short-Term Investments - 9.3%
Money Market Funds - 6.6%
Goldman Sachs Financial Square Government Fund, Institutional Class, 5.24% (Cost $91,465,466)	91,465,466	91,465,466
Repurchase Agreements - 2.7%[6]
Bank of America Securities, Inc., dated 12/29/23, due 1/2/24, 5.35% total to be received $8,707,035 (collateralized by various U.S. Government Sponsored Agency, 0.00% - 7.00%, 11/1/28 - 12/20/63, totaling $8,875,899)	$ 8,701,862	8,701,862
	Shares/ Principal Amount	Value
BNP Paribas S.A., dated 12/29/23, due 1/2/24, 5.35% total to be received $1,602,971 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 8/15/27 - 10/20/53, totaling $1,634,059)	$ 1,602,019	$ 1,602,019
Citigroup Global Markets, Inc., dated 12/29/23, due 1/2/24, 5.34% total to be received $8,707,025 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 7.50%, 7/20/37 - 12/20/53, totaling $8,875,899)	8,701,862	8,701,862
Daiwa Capital Markets America, Inc., dated 12/29/23, due 1/2/24, 5.38% total to be received $8,707,064 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 3/22/24 - 1/1/54, totaling $8,876,969)	8,701,862	8,701,862

The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 12/29/23, due 1/2/24, 5.34% total to be received $8,707,025 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 1/15/24 - 12/1/53, totaling $8,875,899)	$ 8,701,862	$ 8,701,862
Total Repurchase Agreements (Cost $36,409,467)		36,409,467
Total Short-Term Investments - 9.3% (Cost $127,874,933)		127,874,933
Total Investments - 102.7% (Cost $1,156,006,868)		1,416,415,987
Liabilities in Excess of Other Assets - (2.7)%		(37,863,089)
Net Assets - 100.0%		$1,378,552,898
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
S.A.—Société Anonyme is the French term for a public limited company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2023. Total value of such securities at period-end amounts to $63,735,161 and represents 4.62% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $42,424,256 and represents 3.08% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Quail Investment Holdings, LLC is a limited liability company that was organized to invest solely in Qumulo, Inc Series E Preferred Stock. The value of Qumulo, Inc. is substantially the same as Quail Investment Holdings, LLC.
[6]	Cash collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments
December 31, 2023 (Unaudited)
	Shares	Value
Common Stocks - 95.2%
Communication Services - 3.7%
Interactive Media & Services - 3.7%
Cars.com, Inc.[1]	758,515	$ 14,389,030
Pinterest, Inc. Class A1	203,000	7,519,120
Total Communication Services		21,908,150
Consumer Discretionary - 8.8%
Automobile Components - 1.5%
Aptiv Plc[1]	102,000	9,151,440
Hotels, Restaurants & Leisure - 2.7%
Bowlero Corp. Class A1,2	781,803	11,070,331
PlayAGS, Inc.[1]	603,622	5,088,533
		16,158,864
Specialty Retail - 2.1%
Aritzia, Inc. (Canada)[1,2]	160,000	3,368,000
National Vision Holdings, Inc.[1]	433,448	9,072,067
		12,440,067
Textiles, Apparel & Luxury Goods - 2.5%
Levi Strauss & Co. Class A2	542,000	8,964,680
VF Corp.	323,000	6,072,400
		15,037,080
Total Consumer Discretionary		52,787,451
Consumer Staples - 8.3%
Beverages - 2.7%
Molson Coors Beverage Co. Class B	269,000	16,465,490
Food Products - 1.2%
Lancaster Colony Corp.	42,000	6,988,380
Household Products - 3.0%
Clorox Co. (The)	69,000	9,838,710
Spectrum Brands Holdings, Inc.	103,000	8,216,310
		18,055,020
Personal Care Products - 1.4%
Honest Co., Inc. (The)[1,2]	2,522,421	8,323,989
Total Consumer Staples		49,832,879
Energy - 6.8%
Oil, Gas & Consumable Fuels - 6.8%
APA Corp.	250,125	8,974,485
California Resources Corp.	278,000	15,201,040
Cameco Corp. (Canada)	380,000	16,378,000
Total Energy		40,553,525
Financials - 8.0%
Banks - 4.7%
First Citizens BancShares, Inc. Class A	12,495	17,730,030
	Shares	Value
Texas Capital Bancshares, Inc.[1]	160,000	$ 10,340,800
		28,070,830
Insurance - 3.3%
Axis Capital Holdings Ltd.	235,000	13,011,950
Universal Insurance Holdings, Inc.	415,000	6,631,700
		19,643,650
Total Financials		47,714,480
Health Care - 10.4%
Biotechnology - 3.0%
4D Molecular Therapeutics, Inc.[1]	100,000	2,026,000
Inhibrx, Inc.[1,2]	76,000	2,888,000
Legend Biotech Corp. ADR[1]	166,821	10,037,620
ORIC Pharmaceuticals, Inc.[1,2]	320,000	2,944,000
		17,895,620
Health Care Equipment & Supplies - 2.1%
Paragon 28, Inc.[1]	243,000	3,020,490
QuidelOrtho Corp.[1]	130,000	9,581,000
		12,601,490
Health Care Providers & Services - 2.5%
Tenet Healthcare Corp.[1]	201,857	15,254,333
Pharmaceuticals - 2.8%
Perrigo Co. Plc	511,855	16,471,494
Total Health Care		62,222,937
Industrials - 16.5%
Aerospace & Defense - 3.9%
BWX Technologies, Inc.	143,223	10,989,501
L3Harris Technologies, Inc.	60,000	12,637,200
		23,626,701
Building Products - 1.2%
Hayward Holdings, Inc.[1]	514,000	6,990,400
Commercial Services & Supplies - 1.9%
ACV Auctions, Inc. Class A1	507,075	7,682,186
VSE Corp.	60,000	3,876,600
		11,558,786
Electrical Equipment - 0.8%
American Superconductor Corp.[1]	431,432	4,806,152
Ground Transportation - 2.0%
Knight-Swift Transportation Holdings, Inc.	166,230	9,583,160
U-Haul Holding Co.[1]	32,000	2,297,600
		11,880,760
Machinery - 1.8%
Hillenbrand, Inc.	152,000	7,273,200
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
	Shares	Value
Toro Co. (The)	33,493	$ 3,214,993
		10,488,193
Professional Services - 3.9%
CACI International, Inc. Class A1	47,000	15,221,420
Clarivate Plc[1,2]	550,000	5,093,000
Planet Labs PBC[1]	1,273,000	3,144,310
		23,458,730
Trading Companies & Distributors - 1.0%
Custom Truck One Source, Inc.[1]	1,002,000	6,192,360
Total Industrials		99,002,082
Information Technology - 16.3%
Electronic Equipment, Instruments & Components - 4.8%
Mirion Technologies, Inc.[1]	370,000	3,792,500
nLight, Inc.[1]	360,000	4,860,000
Rogers Corp.[1]	60,000	7,924,200
Trimble, Inc.[1]	228,156	12,137,899
		28,714,599
IT Services - 1.4%
Okta, Inc.[1]	96,000	8,690,880
Semiconductors & Semiconductor Equipment - 6.4%
Advanced Micro Devices, Inc.[1]	97,000	14,298,770
Ambarella, Inc.[1]	65,000	3,983,850
Navitas Semiconductor Corp.[1,2]	548,000	4,422,360
SMART Global Holdings, Inc.[1]	809,000	15,314,370
		38,019,350
Software - 3.7%
Adeia, Inc.	509,000	6,306,510
Cerence, Inc.[1]	261,250	5,136,175
LiveRamp Holdings, Inc.[1]	285,314	10,807,695
		22,250,380
Total Information Technology		97,675,209
Materials - 4.3%
Chemicals - 1.2%
Olin Corp.	135,000	7,283,250
Containers & Packaging - 2.6%
Crown Holdings, Inc.	100,000	9,209,000
Ranpak Holdings Corp.[1]	1,080,000	6,285,600
		15,494,600
Metals & Mining - 0.5%
Constellium SE1	156,913	3,131,983
Total Materials		25,909,833
Real Estate - 7.9%
Diversified REITs - 2.6%
Alexander & Baldwin, Inc.	809,000	15,387,180
	Shares	Value
Real Estate Management & Development - 2.5%
DigitalBridge Group, Inc.	845,750	$ 14,834,455
Specialized REITs - 2.8%
VICI Properties, Inc.	527,000	16,800,760
Total Real Estate		47,022,395
Utilities - 4.2%
Electric Utilities - 1.7%
ALLETE, Inc.	163,000	9,969,080
Independent Power & Renewable Electricity Producers - 2.5%
Brookfield Renewable Corp. Class A	517,800	14,907,462
Total Utilities		24,876,542
Total Common Stocks - 95.2% (Cost $438,073,902)		569,505,483
Warrants - 0.0%
Information Technology - 0.0%
Software - 0.0%
KLDiscovery, Inc., Strike Price $11.50, Expires 12/19/24[1]	450,000	900
Total Information Technology		900
Total Warrants - 0.0% (Cost $250,695)		900
Preferred Stocks - 0.1%
Information Technology - 0.1%
Software - 0.1%
Casters Holdings, Inc. dba Fyllo Compliance Cloud Series C Acquisition Date: 10/25/21, Cost $3,000,000[1,3,4]	2,821,405	225,712
Fyllo Series C-2 Shares Acquisition Date: 10/21/22, Cost $3,000,000[1,3,4]	2,272,727	204,546
Fyllo Series C-3 Acquisition Date: 12/20/23, Cost $250,000[1,3,4]	2,158,894	250,000
Total Information Technology		680,258
Total Preferred Stocks - 0.1% (Cost $6,250,000)		680,258

The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
	Shares	Value
Rights - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Albireo Pharma, Inc. CVR[1,4]	150,750	$ 336,172
Total Health Care		336,172
Total Rights - 0.0% (Cost $0)		336,172
	Shares/ Principal Amount
Short-Term Investments - 8.2%
Money Market Funds - 5.1%
Goldman Sachs Financial Square Government Fund, Institutional Class, 5.24% (Cost $30,630,060)	30,630,060	30,630,060
Repurchase Agreements - 3.1%[5]
Bank of America Securities, Inc., dated 12/29/23, due 1/2/24, 5.35% total to be received $4,366,535 (collateralized by various U.S. Government Sponsored Agency, 0.00% - 7.00%, 11/1/28 - 12/20/63, totaling $4,451,220)	$ 4,363,941	4,363,941
BNP Paribas S.A., dated 12/29/23, due 1/2/24, 5.35% total to be received $803,883 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 8/15/27 - 10/20/53, totaling $819,473)	803,405	803,405
Citigroup Global Markets, Inc., dated 12/29/23, due 1/2/24, 5.34% total to be received $4,366,530 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 7.50%, 7/20/37 - 12/20/53, totaling $4,451,220)	4,363,941	4,363,941
	Shares/ Principal Amount	Value
Daiwa Capital Markets America, Inc., dated 12/29/23, due 1/2/24, 5.38% total to be received $4,366,550 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 3/22/24 - 1/1/54, totaling $4,451,757)	$ 4,363,941	$ 4,363,941
RBC Dominion Securities, Inc., dated 12/29/23, due 1/2/24, 5.34% total to be received $4,366,530 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 1/15/24 - 12/1/53, totaling $4,451,220)	4,363,941	4,363,941
Total Repurchase Agreements (Cost $18,259,169)		18,259,169
Total Short-Term Investments - 8.2% (Cost $48,889,229)		48,889,229
Total Investments - 103.5% (Cost $493,463,826)		619,412,042
Liabilities in Excess of Other Assets - (3.5)%		(21,030,971)
Net Assets - 100.0%		$598,381,071

The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
ADR—American Depositary Receipt
CVR—Contingent Value Rights
PBC—Public Benefit Corporation
Plc—Public Limited Company
S.A.—Société Anonyme is the French term for a public limited company
SE—Societas Europaea is the Latin term for a public limited liability company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2023. Total value of such securities at period-end amounts to $28,516,491 and represents 4.77% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $680,258 and represents 0.11% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Cash collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Schedule of Investments
December 31, 2023 (Unaudited)
	Shares	Value
Common Stocks - 130.1%
Communication Services - 15.5%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	5,892	$ 222,128
Entertainment - 6.9%
Liberty Media Corp.-Liberty Live Class A1	3,237	118,312
Liberty Media Corp.-Liberty Live Class C1	199	7,441
Live Nation Entertainment, Inc.[1,2]	26,300	2,461,680
Madison Square Garden Entertainment Corp.[1]	4,977	158,219
Sphere Entertainment Co.[1,3]	4,977	169,019
Walt Disney Co. (The)	3,546	320,168
		3,234,839
Interactive Media & Services - 5.7%
Alphabet, Inc. Class C1,2	12,100	1,705,253
IAC, Inc.[1]	4,170	218,425
Pinterest, Inc. Class A1,2	20,000	740,800
		2,664,478
Media - 2.4%
Boston Omaha Corp. Class A1	9,662	151,983
Liberty Broadband Corp. Class C1	7,553	608,696
Liberty Media Corp.-Liberty SiriusXM Class A1	12,951	372,212
Liberty Media Corp.-Liberty SiriusXM[1]	799	22,995
		1,155,886
Total Communication Services		7,277,331
Consumer Discretionary - 28.7%
Automobiles - 11.6%
Rivian Automotive, Inc. Class A1,2	232,370	5,451,400
Broadline Retail - 2.4%
Amazon.com, Inc.[1]	7,494	1,138,639
Hotels, Restaurants & Leisure - 4.0%
Airbnb, Inc. Class A1,2	13,800	1,878,732
Specialty Retail - 6.8%
Advance Auto Parts, Inc.	1,717	104,789
Home Depot, Inc. (The)	1,148	397,839
Lowe's Cos., Inc.	1,853	412,385
Sally Beauty Holdings, Inc.[1,2]	170,000	2,257,600
		3,172,613
Textiles, Apparel & Luxury Goods - 3.9%
Levi Strauss & Co. Class A2	89,000	1,472,060
NIKE, Inc. Class B	3,025	328,424
		1,800,484
Total Consumer Discretionary		13,441,868
	Shares	Value
Consumer Staples - 18.1%
Consumer Staples Distribution & Retail - 1.8%
Costco Wholesale Corp.	773	$ 510,242
Target Corp.	2,234	318,166
		828,408
Food Products - 11.4%
Dole Plc	32,645	401,207
Lamb Weston Holdings, Inc.[2]	45,800	4,950,522
		5,351,729
Personal Care Products - 4.9%
Coty, Inc. Class A1,2	158,000	1,962,360
Kenvue, Inc.	15,412	331,820
		2,294,180
Total Consumer Staples		8,474,317
Financials - 15.9%
Banks - 6.0%
Bank of America Corp.[2]	23,900	804,713
JPMorgan Chase & Co.	4,000	680,400
U.S. Bancorp	17,777	769,389
Wells Fargo & Co.[2]	11,700	575,874
		2,830,376
Capital Markets - 6.1%
Blue Owl Capital, Inc.[2]	56,100	835,890
Charles Schwab Corp. (The)[2]	12,200	839,360
Intercontinental Exchange, Inc.	6,664	855,857
S&P Global, Inc.	690	303,959
		2,835,066
Financial Services - 3.8%
PayPal Holdings, Inc.[1,2]	12,460	765,168
Visa, Inc. Class A	3,911	1,018,229
		1,783,397
Total Financials		7,448,839
Health Care - 7.6%
Health Care Equipment & Supplies - 4.3%
Align Technology, Inc.[1,2]	7,300	2,000,200
Health Care Providers & Services - 2.5%
Laboratory Corp. of America Holdings[2]	5,100	1,159,179
Life Sciences Tools & Services - 0.4%
Fortrea Holdings, Inc.[1]	5,100	177,990
Pharmaceuticals - 0.4%
Johnson & Johnson	1,363	213,637
Total Health Care		3,551,006
Industrials - 4.2%
Aerospace & Defense - 0.6%
Boeing Co. (The)[1]	1,195	311,489
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
	Shares	Value
Commercial Services & Supplies - 2.1%
ACV Auctions, Inc. Class A1	13,594	$ 205,949
GFL Environmental, Inc. (Canada)[2]	22,226	767,019
		972,968
Professional Services - 1.5%
Alight, Inc. Class A1	27,247	232,417
CACI International, Inc. Class A1	840	272,043
Dun & Bradstreet Holdings, Inc.	17,376	203,299
		707,759
Total Industrials		1,992,216
Information Technology - 32.2%
IT Services - 3.4%
Shopify, Inc. Class A (Canada)[1,2]	11,300	880,270
Twilio, Inc. Class A1,2	9,700	735,939
		1,616,209
Semiconductors & Semiconductor Equipment - 11.1%
GLOBALFOUNDRIES, Inc.[1,3]	4,200	254,520
Micron Technology, Inc.[2]	12,100	1,032,614
NVIDIA Corp.[2]	5,953	2,948,045
QUALCOMM, Inc.[2]	6,800	983,484
		5,218,663
Software - 15.5%
Microsoft Corp.	2,889	1,086,379
Salesforce, Inc.[1,2]	3,229	849,679
ServiceNow, Inc.[1,2]	2,500	1,766,225
Splunk, Inc.[1,2]	11,800	1,797,730
Zoom Video Communications, Inc. Class A1,2	24,300	1,747,413
		7,247,426
Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.[2]	5,388	1,037,352
Total Information Technology		15,119,650
Materials - 2.3%
Chemicals - 2.3%
Huntsman Corp.[2]	43,000	1,080,590
Total Materials		1,080,590
Real Estate - 2.8%
Office REITs - 0.7%
Alexandria Real Estate Equities, Inc.	2,549	323,137
Specialized REITs - 2.1%
American Tower Corp.	1,721	371,529
Equinix, Inc.	772	621,761
		993,290
Total Real Estate		1,316,427
	Shares	Value
Utilities - 2.8%
Independent Power & Renewable Electricity Producers - 2.8%
Vistra Corp.	33,609	$ 1,294,619
Total Utilities		1,294,619
Total Common Stocks - 130.1% (Cost $49,375,428)		60,996,863
	Shares/ Principal Amount
Short-Term Investments - 14.6%
Money Market Funds - 14.0%
Goldman Sachs Financial Square Government Fund, Institutional Class, 5.24% (Cost $6,551,468)	6,551,468	6,551,468
Repurchase Agreements - 0.6%[4]
Daiwa Capital Markets America, Inc., dated 12/29/23, due 1/2/24, 5.38% total to be received $34,426 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 3/22/24 - 1/1/54, totaling $35,097)	$ 34,405	34,405

The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 12/29/23, due 1/2/24, 5.34% total to be received $250,148 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 1/15/24 - 12/1/53, totaling $255,000)	$ 250,000	$ 250,000
Total Repurchase Agreements (Cost $284,405)		284,405
Total Short-Term Investments - 14.6% (Cost $6,835,873)		6,835,873
Total Investments - 144.7% (Cost $56,211,301)		67,832,736
Liabilities in Excess of Other Assets - (44.7)%		(20,941,714)
Net Assets - 100.0%		$46,891,022
Value
Call Options Written - (44.1)%
Total Call Options Written - (44.1)% (Premium received $(15,396,525))	$(20,681,185)

Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	Securities, or a portion thereof, were pledged as collateral for written options by the fund.
[3]	All or portion of this security is on loan at December 31, 2023. Total value of such securities at period-end amounts to $273,911 and represents 0.58% of net assets.
[4]	Cash collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
Airbnb, Inc. Class A	65.00	1/19/24	98	$ 1,334,172	$ (515,960)	$ (710,010)
Align Technology, Inc.	120.00	1/19/24	73	2,000,200	(733,917)	(1,160,700)
Apple, Inc.	190.00	1/19/24	18	346,554	(4,378)	(9,000)
Bank of America Corp.	25.00	1/19/24	239	804,713	(228,501)	(209,842)
Blue Owl Capital, Inc.	7.50	1/19/24	561	835,890	(175,648)	(471,240)
Coty, Inc. Class A	7.00	1/19/24	1,580	1,962,360	(764,267)	(900,600)
Huntsman Corp.	25.00	1/19/24	430	1,080,590	(344,784)	(34,400)
Laboratory Corp. of America Holdings	210.00	1/19/24	51	1,159,179	(266,264)	(275,400)
Lamb Weston Holdings, Inc.	45.00	1/19/24	425	4,593,825	(722,457)	(2,758,250)
Levi Strauss & Co. Class A	20.00	1/19/24	890	1,472,060	(612,832)	(4,450)
Live Nation Entertainment, Inc.	50.00	1/19/24	263	2,461,680	(865,997)	(1,191,390)
PayPal Holdings, Inc.	60.00	1/19/24	93	571,113	(241,378)	(25,761)
Pinterest, Inc. Class A	10.00	1/19/24	200	740,800	(190,320)	(543,000)
QUALCOMM, Inc.	125.00	1/19/24	68	983,484	(166,543)	(138,176)
Salesforce, Inc.	110.00	1/19/24	15	394,710	(74,987)	(232,800)
Sally Beauty Holdings, Inc.	12.50	1/19/24	1,700	2,257,600	(1,342,714)	(197,200)
ServiceNow, Inc.	300.00	1/19/24	9	635,841	(163,866)	(369,360)
Splunk, Inc.	90.00	1/19/24	118	1,797,730	(440,686)	(749,890)
Twilio, Inc. Class A	70.00	1/19/24	97	735,939	(485,616)	(65,766)
Zoom Video Communications, Inc. Class A	70.00	1/19/24	243	1,747,413	(1,253,662)	(78,975)
GFL Environmental, Inc.	25.00	4/19/24	47	162,197	(23,627)	(58,750)
Airbnb, Inc. Class A	70.00	6/21/24	40	544,560	(194,781)	(275,000)
Alphabet, Inc. Class C	68.00	6/21/24	58	817,394	(182,094)	(439,060)
Charles Schwab Corp. (The)	27.50	6/21/24	122	839,360	(406,057)	(533,750)
Micron Technology, Inc.	45.00	6/21/24	59	503,506	(143,765)	(246,915)
NVIDIA Corp.	125.00	6/21/24	26	1,287,572	(153,216)	(975,390)
Rivian Automotive, Inc. Class A	5.00	6/21/24	2,282	5,353,572	(3,261,408)	(4,335,800)
Alphabet, Inc. Class C	70.00	1/17/25	63	887,859	(203,645)	(491,400)
Lamb Weston Holdings, Inc.	75.00	1/17/25	33	356,697	(78,475)	(132,000)
Micron Technology, Inc.	45.00	1/17/25	62	529,108	(163,377)	(275,280)
Salesforce, Inc.	110.00	1/17/25	17	447,338	(99,945)	(275,060)
ServiceNow, Inc.	300.00	1/17/25	16	1,130,384	(251,749)	(679,360)
Shopify, Inc. Class A (Canada)	22.50	1/17/25	113	880,270	(321,591)	(650,880)
Wells Fargo & Co.	32.50	1/17/25	116	570,952	(150,707)	(216,920)
NVIDIA Corp.	135.00	6/20/25	26	1,287,572	(167,311)	(969,410)
				Total	$(15,396,525)	$(20,681,185)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments
December 31, 2023 (Unaudited)
	Shares	Value
Common Stocks - 87.5%
Communication Services - 7.5%
Entertainment - 1.3%
Reservoir Media, Inc.[1]	457,550	$ 3,262,332
Vivid Seats, Inc. Class A1	770,220	4,867,790
		8,130,122
Interactive Media & Services - 5.1%
Angi, Inc.[1,2]	2,437,264	6,068,787
Cargurus, Inc.[1]	722,520	17,456,083
ZipRecruiter, Inc. Class A1	630,154	8,759,141
		32,284,011
Media - 1.1%
TechTarget, Inc.[1]	193,276	6,737,601
Total Communication Services		47,151,734
Consumer Discretionary - 11.9%
Automobile Components - 3.5%
Atmus Filtration Technologies, Inc.[1,2]	241,836	5,680,728
Dorman Products, Inc.[1]	43,220	3,604,980
Stoneridge, Inc.[1]	635,807	12,442,743
		21,728,451
Diversified Consumer Services - 0.5%
Grand Canyon Education, Inc.[1]	23,392	3,088,680
Hotels, Restaurants & Leisure - 4.1%
Everi Holdings, Inc.[1]	1,167,293	13,155,392
PlayAGS, Inc.[1]	1,490,928	12,568,523
		25,723,915
Leisure Products - 0.5%
Clarus Corp.	476,286	3,283,992
Specialty Retail - 1.8%
National Vision Holdings, Inc.[1]	290,579	6,081,818
Sally Beauty Holdings, Inc.[1]	375,121	4,981,607
		11,063,425
Textiles, Apparel & Luxury Goods - 1.5%
Skechers U.S.A., Inc. Class A1	156,502	9,756,335
Total Consumer Discretionary		74,644,798
Consumer Staples - 2.4%
Tobacco - 2.4%
Turning Point Brands, Inc.	570,501	15,015,586
Total Consumer Staples		15,015,586
Energy - 1.9%
Energy Equipment & Services - 0.8%
NCS Multistage Holdings, Inc.[1]	45,835	789,279
Newpark Resources, Inc.[1]	687,947	4,567,968
		5,357,247
	Shares	Value
Oil, Gas & Consumable Fuels - 1.1%
Viper Energy, Inc.	219,580	$ 6,890,420
Total Energy		12,247,667
Financials - 2.8%
Capital Markets - 1.2%
WisdomTree, Inc.	1,112,552	7,709,986
Financial Services - 1.6%
International Money Express, Inc.[1]	452,570	9,997,271
Total Financials		17,707,257
Health Care - 23.9%
Biotechnology - 8.4%
4D Molecular Therapeutics, Inc.[1]	254,567	5,157,527
C4 Therapeutics, Inc.[1]	953,906	5,389,569
Centrexion Therapeutics Corp. (Dividend Shares) Acquisition Date: 3/14/19, Cost $0[1,3,4]	17,318	0
Inhibrx, Inc.[1,2]	163,578	6,215,964
Kiniksa Pharmaceuticals Ltd. Class A1	249,574	4,377,528
Neurogene, Inc.[1,2]	142,119	2,754,266
Nuvalent, Inc. Class A1,2	59,487	4,377,648
ORIC Pharmaceuticals, Inc.[1,2]	521,937	4,801,821
PMV Pharmaceuticals, Inc.[1]	1,203,968	3,732,301
RayzeBio, Inc.[1,2]	46,536	2,893,143
Relay Therapeutics, Inc.[1]	280,948	3,093,238
SpringWorks Therapeutics, Inc.[1]	138,469	5,054,119
Veracyte, Inc.[1]	180,574	4,967,591
		52,814,715
Health Care Equipment & Supplies - 9.4%
Axogen, Inc.[1]	367,082	2,507,170
Merit Medical Systems, Inc.[1]	154,941	11,769,318
Nevro Corp. [1]	217,627	4,683,333
Omnicell, Inc.[1]	58,050	2,184,422
Paragon 28, Inc.[1]	272,651	3,389,052
PROCEPT BioRobotics Corp.[1]	71,154	2,982,064
QuidelOrtho Corp.[1]	199,092	14,673,081
Silk Road Medical, Inc.[1]	378,363	4,642,514
Sonendo, Inc.[1]	1,366,629	286,992
Tandem Diabetes Care, Inc.[1,2]	207,974	6,151,871
TransMedics Group, Inc.[1]	71,086	5,610,818
		58,880,635
Health Care Providers & Services - 1.5%
HealthEquity, Inc.[1]	96,473	6,396,160
Pediatrix Medical Group, Inc.[1]	358,227	3,331,511
		9,727,671
Health Care Technology - 2.6%
Certara, Inc.[1,2]	357,611	6,290,378
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
	Shares	Value
Definitive Healthcare Corp.[1,2]	655,163	$ 6,512,320
Phreesia, Inc.[1]	154,083	3,567,021
		16,369,719
Life Sciences Tools & Services - 0.5%
MaxCyte, Inc.[1]	604,492	2,841,112
Pharmaceuticals - 1.5%
Arvinas, Inc.[1,2]	128,223	5,277,659
Capsule Corp. Acquisition Date: 4/8/21, Cost $2,000,000[1,3,4]	138,011	11,041
Structure Therapeutics, Inc. ADR[1]	99,310	4,047,875
		9,336,575
Total Health Care		149,970,427
Industrials - 23.6%
Aerospace & Defense - 1.0%
Byrna Technologies, Inc.[1,2]	1,020,282	6,519,602
Commercial Services & Supplies - 8.1%
ACV Auctions, Inc. Class A1	820,808	12,435,241
Cimpress Plc (Ireland)[1]	100,530	8,047,427
Montrose Environmental Group, Inc.[1]	189,276	6,081,438
RB Global, Inc. (Canada)	277,733	18,577,560
SP Plus Corp.[1]	110,340	5,654,925
		50,796,591
Ground Transportation - 0.6%
Heartland Express, Inc.	275,420	3,927,489
Machinery - 0.6%
John Bean Technologies Corp.	9,589	953,626
Kadant, Inc.	11,112	3,114,805
		4,068,431
Marine Transportation - 4.3%
Kirby Corp.[1]	139,824	10,973,387
Matson, Inc.	144,578	15,845,749
		26,819,136
Professional Services - 6.8%
Alight, Inc. Class A1	2,608,175	22,247,733
Forrester Research, Inc.[1]	318,215	8,531,344
Legalzoom.com, Inc.[1]	1,040,130	11,753,469
		42,532,546
Trading Companies & Distributors - 2.2%
Hudson Technologies, Inc.[1]	1,011,185	13,640,886
Total Industrials		148,304,681
Information Technology - 11.6%
Electronic Equipment, Instruments & Components - 2.8%
Mirion Technologies, Inc.[1]	1,714,255	17,571,114
	Shares	Value
Semiconductors & Semiconductor Equipment - 1.4%
Allegro MicroSystems, Inc. (Japan)[1]	278,446	$ 8,428,560
Software - 7.4%
8x8, Inc.[1]	1,195,066	4,517,349
Alkami Technology, Inc.[1]	384,678	9,328,442
Amplitude, Inc. Class A1	296,028	3,765,476
Consensus Cloud Solutions, Inc.[1]	583,270	15,287,507
CS Disco, Inc.[1]	344,512	2,614,846
PagerDuty, Inc.[1,2]	482,794	11,176,681
		46,690,301
Total Information Technology		72,689,975
Materials - 1.2%
Containers & Packaging - 1.2%
Ranpak Holdings Corp.[1]	1,280,502	7,452,522
Total Materials		7,452,522
Utilities - 0.7%
Water Utilities - 0.7%
Pure Cycle Corp.[1]	433,315	4,536,808
Total Utilities		4,536,808
Total Common Stocks - 87.5% (Cost $454,050,943)		549,721,455
Warrants - 0.1%
Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Beta Bionics, Inc. Series D, Strike Price $0.01, Expires 8/28/33[1,3,4]	83,332	327,495
Beta Bionics, Inc. Strike Price $0.01, Expires 2/16/32[1,3,4]	21,570	142,793
Total Health Care		470,288
Total Warrants - 0.1% (Cost $533,120)		470,288
Preferred Stocks - 5.2%
Communication Services - 1.5%
Specialty Retail - 1.5%
Evolve Vacation Rental Network, Inc. Series 8 Acquisition Date: 6/15/18, Cost $3,999,999[1,3,4]	470,013	9,329,758
Total Communication Services		9,329,758
Health Care - 1.5%
Biotechnology - 0.8%
Centrexion Therapeutics Corp. Acquisition Date: 12/18/17, Cost $2,995,007[1,3,4]	1,663,893	166,390

The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
	Shares	Value
DNA Script Series C Acquisition Date: 10/8/21, Cost $3,431,721[1,3,4]	3,955	$ 1,668,377
YAP Therapeutics, Inc. Series B Acquisition Date: 1/12/22, Cost $3,000,005[1,3,4]	64,544	3,010,332
		4,845,099
Health Care Equipment & Supplies - 0.5%
Adagio Medical, Inc. Series E Acquisition Date: 11/9/20, Cost $4,000,003[1,3,4]	176,913	81,380
Beta Bionics, Inc. Series B Acquisition Date: 10/9/18, Cost $3,999,976[1,3,4]	266,310	1,872,159
Beta Bionics, Inc. Series C Acquisition Date: 2/16/22, Cost $959,987 [1,3,4]	86,280	571,174
Beta Bionics, Inc. Series D Acquisition Date: 8/28/23, Cost $706,871[1,3,4]	119,047	758,329
		3,283,042
Health Care Providers & Services - 0.2%
Binx Health, Inc. Series E Acquisition Date: 5/26/21, Cost $6,500,041[1,3,4]	24,179	1,064,359
Total Health Care		9,192,500
Information Technology - 1.4%
IT Services - 0.9%
Skyryse, Inc. Series B Acquisition Date: 10/21/21, Cost $4,184,983[1,3,4]	169,570	5,563,592
Software - 0.5%
Dataminr, Inc. Series F Acquisition Date: 3/22/21, Cost $5,655,320 [1,3,4]	128,530	3,496,016
Total Information Technology		9,059,608
Real Estate - 0.8%
Real Estate Management & Development - 0.8%
Apartment List, Inc. Series D Acquisition Date: 12/21/20 - 12/24/20, Cost $5,999,998[1,3,4]	1,642,485	5,255,952
Total Real Estate		5,255,952
Total Preferred Stocks - 5.2% (Cost $45,433,911)		32,837,818
	Shares	Value
Private Investment Fund - 0.5%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20, Cost $2,917,695[1,3,5]	2,918	$ 3,008,727
Total Private Investment Fund - 0.5% (Cost $2,917,695)		3,008,727
	Shares/ Principal Amount
Short-Term Investments - 8.1%
Money Market Funds - 7.3%
Goldman Sachs Financial Square Government Fund, Institutional Class, 5.24% (Cost $45,652,517)	45,652,517	45,652,517
Repurchase Agreements - 0.8%[6]
Bank of America Securities, Inc., dated 12/29/23, due 1/2/24, 5.35% total to be received $1,263,410 (collateralized by various U.S. Government Sponsored Agency, 0.00% - 7.00%, 11/1/28 - 12/20/63, totaling $1,287,912)	$ 1,262,659	1,262,659
BNP Paribas S.A., dated 12/29/23, due 1/2/24, 5.35% total to be received $232,598 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 8/15/27 - 10/20/53, totaling $237,109)	232,460	232,460
Citigroup Global Markets, Inc., dated 12/29/23, due 1/2/24, 5.34% total to be received $1,263,408 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 7.50%, 7/20/37 - 12/20/53, totaling $1,287,912)	1,262,659	1,262,659

The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
	Shares/ Principal Amount	Value
Daiwa Capital Markets America, Inc., dated 12/29/23, due 1/2/24, 5.38% total to be received $1,263,414 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 3/22/24 - 1/1/54, totaling $1,288,067)	$ 1,262,659	$ 1,262,659
RBC Dominion Securities, Inc., dated 12/29/23, due 1/2/24, 5.34% total to be received $1,263,408 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 1/15/24 - 12/1/53, totaling $1,287,912)	1,262,659	1,262,659
Total Repurchase Agreements (Cost $5,283,096)		5,283,096
Total Short-Term Investments - 8.1% (Cost $50,935,613)		50,935,613
Total Investments - 101.4% (Cost $553,871,282)		636,973,901
Liabilities in Excess of Other Assets - (1.4)%		(8,615,145)
Net Assets - 100.0%		$628,358,756
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)
ADR—American Depositary Receipt
Plc—Public Limited Company
S.A.—Société Anonyme is the French term for a public limited company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2023. Total value of such securities at period-end amounts to $21,346,256 and represents 3.40% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $36,327,874 and represents 5.78% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Quail Investment Holdings, LLC is a limited liability company that was organized to invest solely in Qumulo, Inc Series E Preferred Stock. The value of Qumulo, Inc. is substantially the same as Quail Investment Holdings, LLC.
[6]	Cash collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Assets and Liabilities
December 31, 2023 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Hedged Equity Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,380,006,520	$601,152,873	$67,548,331	$631,690,805
Repurchase agreements[3]	36,409,467	18,259,169	284,405	5,283,096
Receivables and other assets:
Fund shares purchased	295,396	38,282	10	554,374
Investments sold	727,720	—	—	141,687
Dividends	634,367	666,193	63,471	261,435
Securities lending interest	15,097	54,077	142	23,427
Prepaid expenses	92,671	65,522	34,947	68,871
Total Assets	1,418,181,238	620,236,116	67,931,306	638,023,695

Liabilities
Collateral held for securities on loan	36,409,467	18,259,169	284,405	5,283,096
Options written at value[4]	—	—	20,681,185	—
Payables and other accrued expenses:
Fund shares sold	1,126,012	1,059,186	10,551	3,391,104
Investments purchased	1,093,506	1,968,459	—	260,683
Investment management fees	803,051	462,391	27,407	464,056
Distribution and service plan fees	1,303	858	288	4,549
Professional fees	73,984	41,483	15,891	65,852
Directors' fees	299	—	56	4,447
Transfer agent fees	70,339	44,260	2,759	108,946
Other	50,379	19,239	17,742	82,206
Total Liabilities	39,628,340	21,855,045	21,040,284	9,664,939
Net Assets	$1,378,552,898	$598,381,071	$46,891,022	$628,358,756

Net Assets Consist of
Paid-in capital	$1,230,076,374	$468,559,403	$41,257,361	$606,925,679
Accumulated earnings	148,476,524	129,821,668	5,633,661	21,433,077
Net Assets	$1,378,552,898	$598,381,071	$46,891,022	$628,358,756
[1] Investments at cost	$1,119,597,401	$475,204,657	$55,926,896	$548,588,186

[2]	Including securities on loan valued at $63,735,161, $28,516,491, $273,911 and $21,346,256 respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost are $36,409,467, $18,259,169, $284,405 and $5,283,096, respectively.
[4]	Written options, premium received of $—, $—, $15,396,525 and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
December 31, 2023 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Hedged Equity Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$869,850,473	$577,697,099	$43,050,671	$ 31,670,540
Shares outstanding[5]	25,408,443	15,844,703	3,222,083	2,585,932
Net Asset value per share (offering and redemption price)	$ 34.23	$ 36.46	$ 13.36	$ 12.25
Institutional Class
Net Assets	$481,093,929	$ —	$ —	$248,266,407
Shares outstanding[5]	14,041,985	—	—	20,039,578
Net Asset value per share (offering and redemption price)	$ 34.26	$ —	$ —	$ 12.39
Class A
Net Assets	$ 3,144,089	$ 1,552,291	$ 1,401,422	$ 13,183,728
Shares outstanding[5]	98,038	44,362	108,409	1,137,697
Net Asset value per share (offering and redemption price)	$ 32.07	$ 34.99	$ 12.93	$ 11.59
Class C
Net Assets	$ 848,890	$ 675,722	$ 5,616	$ 2,544,923
Shares outstanding[5]	28,231	20,567	453	239,719
Net Asset value per share (offering and redemption price)	$ 30.07	$ 32.85	$ 12.40	$ 10.62
Investor Class
Net Assets	$ 23,615,517	$ 18,455,959	$ 2,433,313	$332,693,158
Shares outstanding[5]	701,966	512,650	182,799	27,439,982
Net Asset value per share (offering and redemption price)	$ 33.64	$ 36.00	$ 13.31	$ 12.12

[5]	500,000,000 shares authorized, $0.01 par value.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Operations
For the Six Months Ended December 31, 2023 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Hedged Equity Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 4,856,312	$ 4,407,838	$ 418,320	$ 1,605,884
Foreign taxes withheld	(29,407)	(29,372)	(1,123)	(11,248)
Securities lending	123,326	214,524	980	84,489
Total investment income	4,950,231	4,592,990	418,177	1,679,125

Expenses
Investment management fees	5,035,132	2,893,674	204,776	3,124,740
Custodian fees	77,224	35,349	4,886	49,634
Distribution and service plan fees:
Class A	3,893	2,610	1,746	16,405
Class C	4,344	3,196	29	13,834
Directors' fees	96,691	41,768	3,395	50,735
Pricing fees	84,197	44,357	11,907	67,901
Audit and tax fees	26,772	17,196	13,555	38,936
Legal fees	29,316	14,326	955	17,072
Registration and filing fees	52,941	43,736	41,827	53,104
Shareholder communications fees	102,508	48,929	16,632	114,422
Transfer agent fees	320,676	200,839	15,639	334,639
Miscellaneous expenses	58,475	27,830	8,939	34,752
Total expenses	5,892,169	3,373,810	324,286	3,916,174
Less waivers and/or reimbursements (Note 6)	—	(59)	(32,409)	(120,797)
Net expenses	5,892,169	3,373,751	291,877	3,795,377
Net investment income (loss)	(941,938)	1,219,239	126,300	(2,116,252)

Realized and Unrealized Gain (Loss)
Net realized gain/(loss) on investments and foreign currency transactions	33,743,543	7,281,077	(829,322)	40,592,639
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(37,013,500)	2,799,775	5,608,962	(25,185,194)
Net change in unrealized depreciation on written options	—	—	(1,568,998)	—
Total realized and unrealized gain/(loss)	(3,269,957)	10,080,852	3,210,642	15,407,445
Net increase/(decrease) in net assets resulting from operations	$ (4,211,895)	$11,300,091	$ 3,336,942	$ 13,291,193
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
Operations
Net investment income/(loss)	$ (941,938)	$ (4,327,292)	$ 1,219,239	$ 2,635,939
Net realized gain/(loss)	33,743,543	(132,453,682)	7,281,077	27,152,375
Net change in unrealized appreciation/(depreciation)	(37,013,500)	328,287,475	2,799,775	56,817,111
Net increase/(decrease) in net assets resulting from operations	(4,211,895)	191,506,501	11,300,091	86,605,425

Distributions to Shareholders:
Legacy Class	—	(107,518,469)	(30,160,813)	(58,613,137)
Institutional Class	—	(48,923,168)	—	—
Class A	—	(376,445)	(77,166)	(261,059)
Class C	—	(173,743)	(37,712)	(48,333)
Investor Class	—	(4,133,336)	(958,306)	(1,488,090)
Decrease in net assets from distributions	—	(161,125,161)	(31,233,997)	(60,410,619)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	(73,566,033)	(5,051,610)	1,864,301	16,153,710
Total increase/(decrease) in net assets	(77,777,928)	25,329,730	(18,069,605)	42,348,516

Net Assets
Beginning of Period	1,456,330,826	1,431,001,096	616,450,676	574,102,160
End of Period	$1,378,552,898	$1,456,330,826	$598,381,071	$616,450,676
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Hedged Equity Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
Operations
Net investment income/(loss)	$ 126,300	$ 73,371	$ (2,116,252)	$ (5,799,759)
Net realized gain/(loss)	(829,322)	1,199,480	40,592,639	(71,349,266)
Net change in unrealized appreciation/(depreciation)	4,039,964	4,039,835	(25,185,194)	191,258,547
Net increase/(decrease) in net assets resulting from operations	3,336,942	5,312,686	13,291,193	114,109,522

Distributions to Shareholders:
Legacy Class	(268,416)	(3,856,611)	—	(2,861,579)
Institutional Class	—	—	—	(32,231,867)
Class A	(6,832)	(113,612)	—	(2,366,555)
Class C	(27)	(5,065)	—	(505,652)
Investor Class	(12,899)	(176,493)	—	(51,135,572)
Decrease in net assets from distributions	(288,174)	(4,151,781)	—	(89,101,225)

Fund Share Transactions
Net decrease in net assets resulting from fund share transactions (Note 2)	(3,756,633)	(4,131,845)	(171,893,460)	(52,247,187)
Total decrease in net assets	(707,865)	(2,970,940)	(158,602,267)	(27,238,890)

Net Assets
Beginning of Period	47,598,887	50,569,827	786,961,023	814,199,913
End of Period	$46,891,022	$47,598,887	$ 628,358,756	$786,961,023
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 34.20	$ 33.95	$ 55.49	$ 35.86	$ 39.69	$ 45.05
Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.11)	(0.21)	(0.24)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.05	4.46	(13.93)	20.29	(0.23)	0.12
Net increase (decrease) from investment operations	0.03	4.35	(14.14)	20.05	(0.28)	0.09
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	(0.02)
Distributions from net realized capital gains	0.00	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Total distributions to shareholders	0.00	(4.10)	(7.40)	(0.42)	(3.55)	(5.45)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 34.23	$ 34.20	$ 33.95	$ 55.49	$ 35.86	$ 39.69
Total return	0.09% [3]	14.67%	(29.20)%	56.11%	(1.40)% [4]	2.98% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.15)% [5,6]	(0.31)% [5]	(0.43)% [5]	(0.51)% [5]	(0.12)%	(0.06)%
Ratio of expenses to average net assets	0.90% [5,6]	0.88% [5]	0.85% [5]	0.84% [5]	0.85%	0.85%

Supplemental Data
Net Assets, End of Period (000's)	$869,850	$930,493	$ 962,311	$1,503,022	$1,095,062	$1,307,172
Portfolio Turnover Rate	22% [3]	47%	42%	30%	47%	35%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Institutional Class	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 34.22	$ 33.96	$ 55.48	$ 35.85	$ 39.67	$ 45.03
Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.09)	(0.19)	(0.23)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	0.06	4.45	(13.93)	20.28	(0.24)	0.12
Net increase (decrease) from investment operations	0.04	4.36	(14.12)	20.05	(0.27)	0.10
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	(0.03)
Distributions from net realized capital gains	0.00	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Total distributions to shareholders	0.00	(4.10)	(7.40)	(0.42)	(3.55)	(5.46)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 34.26	$ 34.22	$ 33.96	$ 55.48	$ 35.85	$ 39.67
Total return	0.12% [3]	14.69%	(29.17)%	56.13%	(1.38)%	3.00%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.12)% [4,5]	(0.27)% [4]	(0.40)% [4]	(0.49)% [4]	(0.09)%	(0.05)%
Ratio of expenses to average net assets	0.86% [4,5]	0.85% [4]	0.82% [4]	0.82% [4]	0.82%	0.83%

Supplemental Data
Net Assets, End of Period (000's)	$481,094	$488,196	$ 422,429	$660,985	$455,636	$367,627
Portfolio Turnover Rate	22% [3]	47%	42%	30%	47%	35%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 32.09	$ 32.16	$ 53.12	$ 34.45	$ 38.38	$ 43.88
Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.17)	(0.34)	(0.37)	(0.16)	(0.13)
Net realized and unrealized gain (loss)	0.05	4.20	(13.22)	19.46	(0.22)	0.06
Net increase (decrease) from investment operations	(0.02)	4.03	(13.56)	19.09	(0.38)	(0.07)
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Total distributions to shareholders	0.00	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Redemption fees	0.00	0.00	0.00	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 32.07	$ 32.09	$ 32.16	$ 53.12	$ 34.45	$ 38.38
Total return[3]	(0.06)% [4]	14.48%	(29.43)%	55.62%	(1.72)% [5]	2.64% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.45)% [6,7]	(0.52)% [6]	(0.75)% [6]	(0.82)% [6]	(0.45)%	(0.32)%
Ratio of expenses to average net assets	1.19% [6,7]	1.08% [6]	1.17% [6]	1.16% [6]	1.17%	1.15%

Supplemental Data
Net Assets, End of Period (000's)	$ 3,144	$ 3,414	$ 4,163	$ 6,045	$ 4,731	$ 6,707
Portfolio Turnover Rate	22% [4]	47%	42%	30%	47%	35%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[7]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 30.19	$ 30.73	$ 51.42	$ 33.60	$ 37.76	$ 43.56
Income (loss) from investment operations:
Net investment loss[1]	(0.16)	(0.39)	(0.64)	(0.66)	(0.40)	(0.43)
Net realized and unrealized gain (loss)	0.04	3.95	(12.65)	18.90	(0.21)	0.06
Net increase (decrease) from investment operations	(0.12)	3.56	(13.29)	18.24	(0.61)	(0.37)
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Total distributions to shareholders	0.00	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Redemption fees	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 30.07	$ 30.19	$ 30.73	$ 51.42	$ 33.60	$ 37.76
Total return[2]	(0.40)% [3]	13.56%	(29.91)%	54.49%	(2.40)% [4]	1.94% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.16)% [5,6]	(1.30)% [5]	(1.44)% [5]	(1.53)% [5]	(1.15)%	(1.08)%
Ratio of expenses to average net assets	1.91% [5,6]	1.84% [5]	1.87% [5]	1.87% [5]	1.87%	1.87%

Supplemental Data
Net Assets, End of Period (000's)	$ 849	$ 961	$ 1,459	$ 2,899	$ 2,188	$ 2,914
Portfolio Turnover Rate	22% [3]	47%	42%	30%	47%	35%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Excludes the effects of any sales charges.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 33.62	$ 33.46	$ 54.83	$ 35.46	$ 39.29	$ 44.66
Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.13)	(0.23)	(0.20)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	0.05	4.39	(13.74)	19.99	(0.23)	0.13
Net increase (decrease) from investment operations	0.02	4.26	(13.97)	19.79	(0.28)	0.07
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	0.00	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Total distributions to shareholders	0.00	(4.10)	(7.40)	(0.42)	(3.55)	(5.44)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 33.64	$ 33.62	$ 33.46	$ 54.83	$ 35.46	$ 39.29
Total return	0.06% [3]	14.61%	(29.25)%	56.01%	(1.42)% [4]	2.95% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.22)% [5,6]	(0.38)% [5]	(0.50)% [5]	(0.47)% [5]	(0.13)%	(0.14)%
Ratio of expenses to average net assets	0.97% [5,6]	0.94% [5]	0.92% [5]	0.87% [5]	0.86%	0.87%

Supplemental Data
Net Assets, End of Period (000's)	$ 23,616	$ 33,267	$ 40,639	$ 62,145	$280,414	$362,613
Portfolio Turnover Rate	22% [3]	47%	42%	30%	47%	35%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 37.68	$ 36.27	$ 50.21	$ 31.63	$ 35.91	$ 45.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.16	(0.01)	(0.04)	0.16	0.20
Net realized and unrealized gain (loss)	0.69	5.17	(7.44)	20.68	(1.64)	(1.63)
Net increase (decrease) from investment operations	0.77	5.33	(7.45)	20.64	(1.48)	(1.43)
Less distributions to shareholders:
Distributions from net investment income	(0.17)	0.00	0.00	(0.94)	(0.31)	(0.49)
Distributions from net realized capital gains	(1.82)	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)
Total distributions to shareholders	(1.99)	(3.92)	(6.49)	(2.06)	(2.80)	(7.89)
Redemption fees	0.00	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 36.46	$ 37.68	$ 36.27	$ 50.21	$ 31.63	$ 35.91
Total return	2.10% [3]	15.71%	(17.18)%	66.77%	(4.90)%	(0.05)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.42% [4]	0.44%	(0.03)%	(0.11)%	0.47%	0.51%
Ratio of expenses to average net assets	1.16% [4]	1.15%	1.12%	1.11%	1.13%	1.12%

Supplemental Data
Net Assets, End of Period (000's)	$577,697	$596,928	$ 560,554	$730,712	$483,573	$592,899
Portfolio Turnover Rate	35% [3]	54%	57%	72%	76%	57%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 36.13	$ 35.04	$ 48.85	$ 30.83	$ 34.94	$ 44.26
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.05	(0.17)	(0.21)	0.01	0.05
Net realized and unrealized gain (loss)	0.67	4.96	(7.17)	20.17	(1.57)	(1.60)
Net increase (decrease) from investment operations	0.69	5.01	(7.34)	19.96	(1.56)	(1.55)
Less distributions to shareholders:
Distributions from net investment income	(0.01)	0.00	0.00	(0.82)	(0.06)	(0.37)
Distributions from net realized capital gains	(1.82)	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)
Total distributions to shareholders	(1.83)	(3.92)	(6.49)	(1.94)	(2.55)	(7.77)
Redemption fees	0.00	0.00	0.02	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 34.99	$ 36.13	$ 35.04	$ 48.85	$ 30.83	$ 34.94
Total return[3]	1.96% [4]	15.33%	(17.40)%	66.22%	(5.22)%	(0.42)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.09% [5]	0.13%	(0.38)%	(0.51)%	0.04%	0.12%
Ratio of expenses to average net assets	1.44% [5]	1.46%	1.46%	1.43%	1.48%	1.48%

Supplemental Data
Net Assets, End of Period (000's)	$ 1,552	$ 2,451	$ 2,057	$ 3,403	$ 1,648	$ 4,572
Portfolio Turnover Rate	35% [4]	54%	57%	72%	76%	57%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 34.16	$ 33.56	$ 47.38	$ 30.13	$ 34.37	$ 43.77
Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.20)	(0.43)	(0.53)	(0.17)	(0.18)
Net realized and unrealized gain (loss)	0.61	4.72	(6.91)	19.69	(1.58)	(1.60)
Net increase (decrease) from investment operations	0.51	4.52	(7.34)	19.16	(1.75)	(1.78)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.79)	0.00	(0.22)
Distributions from net realized capital gains	(1.82)	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)
Total distributions to shareholders	(1.82)	(3.92)	(6.49)	(1.91)	(2.49)	(7.62)
Redemption fees	0.00	0.00 [2]	0.01	0.00	0.00	0.00
Net asset value, end of period	$ 32.85	$ 34.16	$ 33.56	$ 47.38	$ 30.13	$ 34.37
Total return[3]	1.56% [4]	14.50%	(18.01)%	65.03%	(5.86)% [5]	(1.06)% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.60)% [6]	(0.59)%	(1.06)%	(1.27)%	(0.55)%	(0.50)%
Ratio of expenses to average net assets:
Total expenses	2.22% [6]	2.23%	2.19%	2.16%	2.17%	2.14%
After fees waived[7]	2.24% [6]	2.20%	2.19%	2.16%	2.17%	2.14%

Supplemental Data
Net Assets, End of Period (000's)	$ 676	$ 583	$ 403	$ 193	$ 49	$ 49
Portfolio Turnover Rate	35% [4]	54%	57%	72%	76%	57%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 37.22	$ 35.89	$ 49.77	$ 31.37	$ 35.63	$ 44.90
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.16	(0.05)	(0.11)	0.12	0.18
Net realized and unrealized gain (loss)	0.68	5.09	(7.34)	20.54	(1.61)	(1.63)
Net increase (decrease) from investment operations	0.75	5.25	(7.39)	20.43	(1.49)	(1.45)
Less distributions to shareholders:
Distributions from net investment income	(0.15)	0.00	0.00	(0.91)	(0.28)	(0.42)
Distributions from net realized capital gains	(1.82)	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)
Total distributions to shareholders	(1.97)	(3.92)	(6.49)	(2.03)	(2.77)	(7.82)
Redemption fees	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 36.00	$ 37.22	$ 35.89	$ 49.77	$ 31.37	$ 35.63
Total return	2.09% [3]	15.65%	(17.21)%	66.65%	(4.96)%	(0.11)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.41% [4]	0.43%	(0.11)%	(0.28)%	0.37%	0.45%
Ratio of expenses to average net assets	1.20% [4]	1.19%	1.18%	1.19%	1.19%	1.18%

Supplemental Data
Net Assets, End of Period (000's)	$18,456	$ 16,487	$ 11,088	$ 5,690	$ 1,936	$ 3,484
Portfolio Turnover Rate	35% [3]	54%	57%	72%	76%	57%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 12.51	$ 12.26	$ 17.80	$ 15.17	$ 18.42	$ 18.64
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.02	(0.04)	(0.05)	(0.02)	(0.13)
Net realized and unrealized gain (loss)	0.89	1.28	(1.74)	4.82	2.65	1.55
Net increase (decrease) from investment operations	0.93	1.30	(1.78)	4.77	2.63	1.42
Less distributions to shareholders:
Distributions from net investment income	(0.02)	0.00	0.00	0.00	0.00	(0.09)
Distributions from net realized capital gains	(0.06)	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Total distributions to shareholders	(0.08)	(1.05)	(3.76)	(2.14)	(5.88)	(1.64)
Redemption fees	0.00	0.00	0.00	0.00	0.00 [2]	0.00
Net asset value, end of period	$ 13.36	$ 12.51	$ 12.26	$ 17.80	$ 15.17	$ 18.42
Total return	7.45% [3]	11.52%	(13.52)%	33.17%	15.86% [4]	11.20% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.56% [5]	0.16%	(0.29)%	(0.31)%	(0.12)%	(0.79)%
Ratio of expenses to average net assets:
Total expenses	1.25% [5]	1.33%	1.20%	1.25%	1.28%	1.58%
Before fees waived and excluding recoupment of past waived fees	1.39% [5]	1.33%	1.20%	1.24%	1.28%	1.58%
After fees waived and excluding recoupment of past waived fees[6]	1.39% [5]	1.25%	1.20%	1.24%	1.26%	1.58%
After fees waived and Excluding recoupment of past waived fees and interest and dividend expenses[6]	1.39% [5]	1.25%	1.20%	1.24%	1.25%	1.19%

Supplemental Data
Net Assets, End of Period (000's)	$43,051	$ 43,993	$ 46,636	$ 60,565	$ 48,332	$ 60,306
Portfolio Turnover Rate	2% [3]	43%	74%	96%	140%	47%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 12.10	$ 11.94	$ 17.48	$ 14.97	$ 18.31	$ 18.48
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.02)	(0.10)	(0.11)	(0.08)	(0.21)
Net realized and unrealized gain (loss)	0.88	1.23	(1.68)	4.76	2.61	1.59
Net increase (decrease) from investment operations	0.89	1.21	(1.78)	4.65	2.53	1.38
Less distributions to shareholders:
Distributions from net realized capital gains	(0.06)	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Total distributions to shareholders	(0.06)	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]
Net asset value, end of period	$ 12.93	$ 12.10	$ 11.94	$ 17.48	$ 14.97	$ 18.31
Total return[3]	7.36% [4]	11.05%	(13.80)%	32.78%	15.39% [5]	10.87% [5]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.24% [6]	(0.20)%	(0.63)%	(0.66)%	(0.50)%	(1.27)%
Ratio of expenses to average net assets:
Total expenses	1.57% [6]	1.62%	1.54%	1.60%	1.64%	2.00%
Before fees waived and Before fees waived and excluding recoupment of past waived fees	1.71% [6]	1.62%	1.53%	1.57%	1.64%	2.00%
After fees waived and excluding recoupment of past waived fees[7]	1.71% [6]	1.60%	1.53%	1.57%	1.61%	2.00%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses[7]	1.71% [6]	1.60%	1.53%	1.57%	1.60%	1.55%

Supplemental Data
Net Assets, End of Period (000's)	$ 1,401	$ 1,414	$ 1,844	$ 2,117	$ 1,770	$ 3,200
Portfolio Turnover Rate	2% [4]	43%	74%	96%	140%	47%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 11.64	$ 11.57	$ 17.13	$ 14.76	$ 18.17	$ 18.44
Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.07)	(0.15)	(0.17)	(0.11)	(0.27)
Net realized and unrealized gain (loss)	0.84	1.19	(1.65)	4.68	2.58	1.55
Net increase (decrease) from investment operations	0.82	1.12	(1.80)	4.51	2.47	1.28
Less distributions to shareholders:
Distributions from net realized capital gains	(0.06)	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Total distributions to shareholders	(0.06)	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Redemption fees	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 12.40	$ 11.64	$ 11.57	$ 17.13	$ 14.76	$ 18.17
Total return[2]	7.05% [3]	10.60%	(14.23)%	32.27%	15.08%	10.31%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.39)% [4]	(0.60)%	(1.05)%	(1.05)%	(0.77)%	(1.60)%
Ratio of expenses to average net assets:
Total expenses	2.08% [4]	2.25%	2.17%	2.20%	2.25%	2.35%
Before fees waived and Excluding recoupment of past waived fees	2.30% [4]	2.25%	2.17%	2.20%	2.25%	2.32%
After fees waived and excluding recoupment of past waived fees[5]	2.30% [4]	2.00%	2.00%	2.00%	2.02%	2.32%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses[5]	2.30% [4]	2.00%	2.00%	2.00%	2.00%	1.97%

Supplemental Data
Net Assets, End of Period (000's)	$ 6	$ 24	$ 58	$ 10	$ 30	$ 2
Portfolio Turnover Rate	2% [3]	43%	74%	96%	140%	47%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Excludes the effects of any sales charges.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	64	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 12.45	$ 12.22	$ 17.76	$ 15.12	$ 18.40	$ 18.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.01	(0.04)	(0.04)	(0.03)	(0.18)
Net realized and unrealized gain (loss)	0.90	1.27	(1.74)	4.81	2.62	1.60
Net increase (decrease) from investment operations	0.93	1.28	(1.78)	4.77	2.59	1.42
Less distributions to shareholders:
Distributions from net investment income	(0.01)	0.00	0.00	0.00	0.00	(0.08)
Distributions from net realized capital gains	(0.06)	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Total distributions to shareholders	(0.07)	(1.05)	(3.76)	(2.14)	(5.88)	(1.63)
Redemption fees	0.00	0.00	0.00	0.01	0.01	0.00 [2]
Net asset value, end of period	$ 13.31	$ 12.45	$ 12.22	$ 17.76	$ 15.12	$ 18.40
Total return	7.47% [3]	11.38%	(13.55)%	33.37%	15.65%	11.22% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.50% [5]	0.09%	(0.27)%	(0.26)%	(0.17)%	(1.05)%
Ratio of expenses to average net assets:
Total expenses	1.32% [5]	1.33%	1.19%	1.20%	1.35%	1.70%
Excluding recoupment of past waived fees	1.38% [5]	1.33%	1.19%	1.20%	1.35%	1.70%
Excluding recoupment of past waived fees and interest and dividend expenses	1.38% [5]	1.33%	1.19%	1.20%	1.34%	1.22%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,433	$ 2,168	$ 2,031	$ 1,957	$ 1,681	$ 1,014
Portfolio Turnover Rate	2% [3]	43%	74%	96%	140%	47%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	65	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 12.01	$ 11.82	$ 23.30	$ 14.71	$ 15.74	$ 18.03
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.09)	(0.16)	(0.15)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.28	1.81	(5.96)	9.13	(0.04)	(0.44)
Net increase (decrease) from investment operations	0.24	1.72	(6.12)	8.98	(0.10)	(0.51)
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Total distributions to shareholders	0.00	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Redemption fees	0.00	0.00 [2]	0.00	0.00	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 12.25	$ 12.01	$ 11.82	$ 23.30	$ 14.71	$ 15.74
Total return	2.00% [3]	16.25%	(32.39)%	61.51%	(1.17)%	(1.49)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.67)% [4,5]	(0.74)% [4]	(0.88)% [4]	(0.75)% [4]	(0.42)%	(0.41)%
Ratio of expenses to average net assets:
Total expenses	1.22% [4,5]	1.21% [4]	1.15% [4]	1.12% [4]	1.13%	1.12%
After fees waived[6]	1.25% [4,5]	1.20% [5]	1.15% [4]	1.12% [4]	1.13%	1.12%

Supplemental Data
Net Assets, End of Period (000's)	$ 31,671	$ 30,447	$ 30,519	$ 41,481	$ 27,080	$ 41,637
Portfolio Turnover Rate	20% [3]	53%	45%	32%	40%	43%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	66	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Institutional Class	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 12.14	$ 11.92	$ 23.44	$ 14.79	$ 15.81	$ 18.09
Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.08)	(0.15)	(0.14)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.28	1.83	(6.01)	9.18	(0.04)	(0.43)
Net increase (decrease) from investment operations	0.25	1.75	(6.16)	9.04	(0.10)	(0.50)
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Total distributions to shareholders	0.00	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]
Net asset value, end of period	$ 12.39	$ 12.14	$ 11.92	$ 23.44	$ 14.79	$ 15.81
Total return	2.06% [3]	16.38%	(32.36)%	61.59%	(1.09)%	(1.42)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.56)% [4,5]	(0.65)% [4]	(0.82)% [4]	(0.72)% [4]	(0.40)%	(0.41)%
Ratio of expenses to average net assets:
Total expenses	1.10% [4,5]	1.15% [4]	1.09% [4]	1.10% [4]	1.10%	1.10%
Before fees waived and excluding recoupment of past waived fees	1.18% [4,5]	1.15% [4]	1.09% [4]	1.09% [4]	1.10%	1.10%
After fees waived and excluding recoupment of past waived fees [6]	1.18% [4,5]	1.10% [5]	1.09% [4]	1.09% [4]	1.10%	1.09%

Supplemental Data
Net Assets, End of Period (000's)	$248,266	$300,507	$ 316,076	$611,787	$587,095	$728,123
Portfolio Turnover Rate	20% [3]	53%	45%	32%	40%	43%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	67	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 11.38	$ 11.31	$ 22.62	$ 14.33	$ 15.42	$ 17.76
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.12)	(0.21)	(0.20)	(0.11)	(0.12)
Net realized and unrealized gain (loss)	0.26	1.72	(5.74)	8.88	(0.05)	(0.44)
Net increase (decrease) from investment operations	0.21	1.60	(5.95)	8.68	(0.16)	(0.56)
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Total distributions to shareholders	0.00	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 11.59	$ 11.38	$ 11.31	$ 22.62	$ 14.33	$ 15.42
Total return[3]	1.85% [4]	15.90%	(32.63)%	61.05%	(1.59)%	(1.81)% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.03)% [6,7]	(1.04)% [6]	(1.22)% [6]	(1.10)% [6]	(0.80)%	(0.74)%
Ratio of expenses to average net assets	1.57% [6,7]	1.49% [6]	1.49% [6]	1.48% [6]	1.49%	1.44%

Supplemental Data
Net Assets, End of Period (000's)	$ 13,184	$ 14,667	$ 20,946	$ 35,335	$ 33,878	$ 45,376
Portfolio Turnover Rate	20% [4]	53%	45%	32%	40%	43%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[7]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	68	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 10.46	$ 10.59	$ 21.68	$ 13.84	$ 15.02	$ 17.46
Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.19)	(0.31)	(0.32)	(0.21)	(0.24)
Net realized and unrealized gain (loss)	0.24	1.59	(5.42)	8.55	(0.04)	(0.42)
Net increase (decrease) from investment operations	0.16	1.40	(5.73)	8.23	(0.25)	(0.66)
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Total distributions to shareholders	0.00	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Redemption fees	0.00	0.00 [2]	0.00	0.00	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 10.62	$ 10.46	$ 10.59	$ 21.68	$ 13.84	$ 15.02
Total return[3]	1.53% [4]	15.03%	(33.10)%	59.94%	(2.25)%	(2.45)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.71)% [5,6]	(1.79)% [5]	(1.90)% [5]	(1.78)% [5]	(1.47)%	(1.45)%
Ratio of expenses to average net assets	2.25% [5,6]	2.22% [5]	2.17% [5]	2.16% [5]	2.18%	2.16%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,545	$ 3,374	$ 4,241	$ 8,324	$ 6,922	$ 13,255
Portfolio Turnover Rate	20% [4]	53%	45%	32%	40%	43%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	69	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2023 (Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of period	$ 11.89	$ 11.72	$ 23.17	$ 14.63	$ 15.70	$ 17.99
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.09)	(0.17)	(0.15)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	0.27	1.79	(5.92)	9.08	(0.05)	(0.42)
Net increase (decrease) from investment operations	0.23	1.70	(6.09)	8.93	(0.14)	(0.51)
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Total distributions to shareholders	0.00	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 12.12	$ 11.89	$ 11.72	$ 23.17	$ 14.63	$ 15.70
Total return	1.93% [3]	16.21%	(32.44)%	61.51%	(1.43)% [4]	(1.50)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.74)% [5,6]	(0.79)% [5]	(0.94)% [5]	(0.80)% [5]	(0.59)%	(0.53)%
Ratio of expenses to average net assets	1.28% [5,6]	1.24% [5]	1.22% [5]	1.17% [5]	1.29%	1.22%

Supplemental Data
Net Assets, End of Period (000's)	$332,693	$437,966	$ 442,418	$920,317	$666,635	$844,975
Portfolio Turnover Rate	20% [3]	53%	45%	32%	40%	43%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	70	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements
For the Six Months ended December 31, 2023

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Hedged Equity Fund (the “Hedged Equity Fund”) and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of December 31, 2023, Institutional Class Shares of the Hedged Equity Fund and Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Growth Fund are closed to new investors. Effective June 29, 2018, Investor Class, Class A, and Class C Shares of the Small Cap Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Effective November 1, 2018, direct initial purchases of Legacy Class Shares are permitted in the Hedged Equity Fund. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Legacy Class, Investor Class, Class A and Institutional Class Shares are subject to a 2% redemption fee on shares redeemed or exchanged that have been held for 60 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to front-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes.
The primary investment objectives of the Growth Fund, Contrarian Fund, and Hedged Equity Fund are to seek long-term growth of capital.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles ("U.S." GAAP"). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.
a.	Cash & Cash Equivalents: Each Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution. The Funds may incur charges on cash overdrafts.
b.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Fund’s shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
c.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may

Meridian Funds	71	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Funds' investments in exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the most recent sale price at the close of the options market in which the options trade. An exchange-traded option for which there is no close price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis. The Board has approved the designation of the Adviser as the valuation designee for the Funds.
The Fund's investment in an unregistered pooled investment vehicle (“Private Investment Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Private Investment Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Private Investment Fund manager at that time; provided, however, that the Valuation Designee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Private Investment Fund does not report a value to the Fund on a timely basis, the fair value of the Private Investment Fund shall be based on the most recent value reported by the Private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Private Investment Fund investment is subject to change at any time, without notice to investors, at the discretion of the Private Investment Fund manager or the Fund.
d.	Fair Value Measurements: As described in Note 1.c. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Funds' determinations as to the fair value of investments).

Meridian Funds	72	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of December 31, 2023 is as follows:
	Level 1	Level 2	Level 3	Practical Expedient[1]	Total
Growth Fund

Common Stocks[2]	$ 1,246,116,798	—	$ 16,561	—	$ 1,246,133,359
Preferred Stocks[2]	—	—	38,243,831	—	38,243,831
Private Investment Fund	—	—	—	$ 4,163,864	4,163,864
Short-Term Investments	91,465,466	$ 36,409,467	—	—	127,874,933
Total Investments	$ 1,337,582,264	$ 36,409,467	$ 38,260,392	$ 4,163,864	$ 1,416,415,987
Contrarian Fund

Common Stocks[2]	$ 569,505,483	—	—	—	$ 569,505,483
Warrants[2]	900	—	—	—	900
Preferred Stocks[2]	—	—	$ 680,258	—	680,258
Rights[2]	—	—	336,172	—	336,172
Short-Term Investments	30,630,060	$ 18,259,169	—	—	48,889,229
Total Investments	$ 600,136,443	$ 18,259,169	$ 1,016,430	—	$ 619,412,042
Hedged Equity Fund
Assets:
Common Stocks[2]	$ 60,996,863	—	—	—	$ 60,996,863
Short-Term Investments	6,551,468	$ 284,405	—	—	6,835,873
Total Investments - Assets	$ 67,548,331	$ 284,405	—	—	$ 67,832,736
Liabilities:
Call Options Written	$ (1,438,480)	$ (19,242,705)	—	—	$ (20,681,185)
Total Investments - Liabilities	$ (1,438,480)	$ (19,242,705)	—	—	$ (20,681,185)

Meridian Funds	73	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

	Level 1	Level 2	Level 3	Practical Expedient[1]	Total
Small Cap Growth Fund

Common Stocks[2]	$ 549,710,414	—	$ 11,041	—	$ 549,721,455
Warrants[2]	—	—	470,288	—	470,288
Preferred Stocks[2]	—	—	32,837,818	—	32,837,818
Private Investment Fund	—	—	—	$ 3,008,727	3,008,727
Short-Term Investments	45,652,517	$ 5,283,096	—	—	50,935,613
Total Investments	$ 595,362,931	$ 5,283,096	$ 33,319,147	$ 3,008,727	$ 636,973,901
[1]	Certain investments that are measured at fair value using the NAV Per Share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
[2]	See above Schedule of Investments for values in each industry.
The following is the fair value measurement of investments that are measured at NAV per Share (or its equivalent) as a practical expedient:
Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Fund[1]	$ 4,163,864	—	Subject to advisor approval	N/A

Small Cap Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Fund[1]	$ 3,008,727	—	Subject to advisor approval	N/A

[1]	Private Investment Fund investing generally consists of private partnerships which directly invest in various strategies to generate capital appreciation and/or income yield. These strategies may span across the capital stock and may include Private Equity, Private Credit, Venture Capital, Collateralized Loan Obligations, Asset-Backed Securities, Master Limited Partners and Direct Real Estate.

Meridian Funds	74	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Growth Fund	Common Stocks	Preferred Stocks	Total Level 3
Investments in Securities
Beginning Balance July 1, 2023	$ 53,824	$ 37,177,544	$ 37,231,368
Total Purchases	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Change in unrealized Gain (Loss)	(37,263)	1,066,287	1,029,024
Ending Balance December 31, 2023	$ 16,561	$ 38,243,831	$ 38,260,392
Change in unrealized Gain (Loss) on investments still held at December 31, 2023	$ (37,263)	$ 1,066,287	$ 1,029,024

Contrarian Fund	Preferred Stocks	Rights	Total Level 3
Investments in Securities
Beginning Balance July 1, 2023	$ 3,431,089	$ 328,635	$ 3,759,724
Total Purchases	250,000	—	250,000
Transfers in	—	—	—
Transfers out	—	—	—
Change in unrealized Gain (Loss)	(3,000,831)	7,537	(2,993,294)
Ending Balance December 31, 2023	$ 680,258	$ 336,172	$ 1,016,430
Change in unrealized Gain (Loss) on investments still held at December 31, 2023	$ (3,000,831)	$ 7,537	$ (2,993,294)

Small Cap Growth Fund	Common Stocks	Preferred Stocks	Warrants	Total Level 3
Investments in Securities
Beginning Balance July 1, 2023	$ 1,668,194	$ 36,754,738	$ 129,161	$ 38,552,093
Total Purchases	—	706,871	293,124	999,995
Total Sales	(208,330)	(3,000,000)	—	(3,208,330)
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Change in unrealized Gain (Loss)	(1,448,823)	(1,623,791)	48,003	(3,024,611)
Ending Balance December 31, 2023	$ 11,041	$ 32,837,818	$ 470,288	$ 33,319,147
Change in unrealized Gain (Loss) on investments still held at December 31, 2023	$ (24,842)	$ (1,623,791)	$ 48,003	$ (1,600,630)

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the Funds' Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs.  Because the Valuation Designee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Common Stock	$ 16,561	Option Pricing Method	Industry Volatility, Time to Exit	70%, 36 months
		Market Approach	Revenue Multiple	0.20x to 0.40x
Preferred Stocks	$10,917,136	Option Pricing Method	Industry Volatility, Time to Exit	45%-90%, 36 months (50.7%, 36 months)
		Fully Diluted Method	Enterprise Value Adjustment	0% - 45% (39.26%)
Preferred Stocks	$27,326,695	Market Approach	Revenue Multiple	4.8x - 10.1x (8.06x)
		Liquidation Preference	Price Per Share	$3.17 - $36.00 ($24.98)
Contrarian Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Preferred Stocks	$680,258	Option Pricing Method	Industry Volatility, Time to Exit	90%, 36 months
		Market Approach	Revenue Multiple	0.21x to 0.41x
Rights	$336,172	Market Approach	Probability Weighting of Expected Future Outcome	26%
Small Cap Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Common Stock	$ 11,041	Option Pricing Method	Industry Volatility, Time to Exit	70%, 36 months
		Market Approach	Revenue Multiple	0.20x to 0.40x
Common Stock	—	Option Pricing Method	Industry Volatility, Time to Exit	80%, 24 months
		Fully Diluted Method	Enterprise Value Adjustment	-90%
Preferred Stocks	$ 81,380	Fully Diluted Method	Enterprise Value Adjustment	0%
Preferred Stocks	$14,674,712	Option Pricing Method	Industry Volatility, Time to Exit	45%-90%, 24-36 months (66.3%, 32.4 months)
		Fully Diluted Method	Enterprise Value Adjustment	-90.0% - 45.0% (11.7%)
Preferred Stocks	$18,081,726	Market Approach	Revenue Multiple	4.8x - 10.1x (6.12x)
		Liquidation Preference	Price Per Share	$3.17 - $36.00 ($17.72)
Warrants	$ 470,288	Option Pricing Method	Industry Volatility, Time to Exit	80%, 24 months
		Fully Diluted Method	Enterprise Value Adjustment	10%
[1]	A significant change in an unobservable input would have resulted in a correlated significant change to value.
2 Unobservable inputs were weighted by the fair value of the investments.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Industry Volatility	Decrease	Increase
Time to Exit	Decrease	Increase
Revenue Multiple	Increase	Decrease
Enterprise Value Adjustment	Increase	Decrease
Price Per Share	Increase	Decrease
Probability Weighting of Expected Future Outcome	Increase	Decrease

e.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Distributions from Private Investment Funds that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than income.
f.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
g.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
h.	Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates, and such differences could be significant.
i.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.
j.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	168,800	$ 5,412,168	948,579	$ 31,010,792
Shares issued from reinvestment of distributions	—	—	3,511,434	104,078,921
Redemption fees	—	6,746	—	7,170
Shares redeemed	(1,965,431)	(62,788,234)	(5,600,740)	(184,803,944)
Net decrease	(1,796,631)	$(57,369,320)	(1,140,727)	$ (49,707,061)
Institutional Class
Shares sold	745,367	$ 24,269,847	2,682,334	$ 88,569,479
Shares issued from reinvestment of distributions	—	—	1,639,791	48,619,780
Redemption fees	—	6,506	—	5,848
Shares redeemed	(968,663)	(30,781,384)	(2,497,122)	(83,129,297)
Net increase/(decrease)	(223,296)	$ (6,505,031)	1,825,003	$ 54,065,810
Class A
Shares sold	362	$ 10,680	14,529	$ 452,904
Shares issued from reinvestment of distributions	—	—	13,302	370,056
Shares redeemed	(8,725)	(264,764)	(50,864)	(1,680,513)
Net decrease	(8,363)	$ (254,084)	(23,033)	$ (857,553)
Class C
Shares sold	43	$ 1,200	689	$ 19,900
Shares issued from reinvestment of distributions	—	—	6,609	173,743
Shares redeemed	(3,644)	(105,242)	(22,941)	(666,700)
Net decrease	(3,601)	$ (104,042)	(15,643)	$ (473,057)
Investor Class
Shares sold	28,889	$ 900,779	121,700	$ 4,083,477
Shares issued from reinvestment of distributions	—	—	129,741	3,780,669
Redemption fees	—	2,058	—	14
Shares redeemed	(316,392)	(10,236,393)	(476,446)	(15,943,909)
Net decrease	(287,503)	$ (9,333,556)	(225,005)	$ (8,079,749)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	38,284	$ 1,369,884	56,778	$ 2,094,519
Shares issued from reinvestment of distributions	809,671	29,188,628	1,646,536	56,723,162
Redemption fees	—	—	—	326
Shares redeemed	(846,490)	(30,504,342)	(1,313,689)	(48,157,781)
Net increase	1,465	$ 54,170	389,625	$ 10,660,226
Class A
Shares sold	1,492	$ 47,947	15,550	$ 560,441
Shares issued from reinvestment of distributions	2,230	77,166	5,074	167,898
Shares redeemed	(27,211)	(924,201)	(11,483)	(403,381)
Net increase/(decrease)	(23,489)	$ (799,088)	9,141	$ 324,958
Class C
Shares sold	3,721	$ 124,716	4,621	$ 152,191
Shares issued from reinvestment of distributions	1,161	37,712	1,528	47,999
Redemption fees	—	—	—	32
Shares redeemed	(1,392)	(45,590)	(1,089)	(35,854)
Net increase	3,490	$ 116,838	5,060	$ 164,368
Investor Class
Shares sold	77,163	$ 2,746,495	184,511	$ 6,938,079
Shares issued from reinvestment of distributions	25,993	925,359	42,448	1,444,928
Redemption fees	—	1,953	—	—
Shares redeemed	(33,506)	(1,181,426)	(92,897)	(3,378,849)
Net increase	69,650	$ 2,492,381	134,062	$ 5,004,158

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	Shares	Amount	Shares	Amount
Hedged Equity Fund:
Legacy Class
Shares sold	10,698	$ 134,429	19,970	$ 242,436
Shares issued from reinvestment of distributions	19,886	264,685	323,009	3,646,775
Shares redeemed	(326,008)	(4,137,721)	(628,271)	(7,615,055)
Net decrease	(295,424)	$(3,738,607)	(285,292)	$(3,725,844)
Class A
Shares sold	244	$ 3,025	4,084	$ 51,145
Shares issued from reinvestment of distributions	525	6,765	10,331	113,129
Redemption fees	—	—	—	9
Shares redeemed	(9,216)	(115,192)	(52,019)	(625,111)
Net decrease	(8,447)	$ (105,402)	(37,604)	$ (460,828)
Class C
Shares issued from reinvestment of distributions	2	$ 27	435	$ 4,589
Shares redeemed	(1,608)	(18,818)	(3,397)	(38,617)
Net decrease	(1,606)	$ (18,791)	(2,962)	$ (34,028)
Investor Class
Shares sold	13,824	$ 171,554	15,729	$ 192,561
Shares issued from reinvestment of distributions	972	12,886	15,271	171,793
Shares redeemed	(6,082)	(78,273)	(23,078)	(275,499)
Net increase	8,714	$ 106,167	7,922	$ 88,855

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	271,093	$ 2,766,782	821,915	$ 9,691,077
Shares issued from reinvestment of distributions	—	—	269,478	2,859,160
Redemption fees	—	—	—	2,115
Shares redeemed	(221,079)	(2,545,833)	(1,137,744)	(13,701,128)
Net increase/(decrease)	50,014	$ 220,949	(46,351)	$ (1,148,776)
Institutional Class
Shares sold	1,253,771	$ 14,450,739	4,633,609	$ 55,149,174
Shares issued from reinvestment of distributions	—	—	2,864,006	30,702,146
Redemption fees	—	3,776	—	7,221
Shares redeemed	(5,973,166)	(70,399,849)	(9,254,065)	(112,331,265)
Net decrease	(4,719,395)	$ (55,945,334)	(1,756,450)	$ (26,472,724)
Class A
Shares sold	50,813	$ 545,116	193,112	$ 2,260,415
Shares issued from reinvestment of distributions	—	—	222,757	2,243,163
Redemption fees	—	—	—	62
Shares redeemed	(201,968)	(2,155,822)	(979,027)	(11,252,049)
Net decrease	(151,155)	$ (1,610,706)	(563,158)	$ (6,748,409)
Class C
Shares sold	—	$ —	4,011	$ 44,359
Shares issued from reinvestment of distributions	—	—	53,788	499,685
Redemption fees	—	—	—	3
Shares redeemed	(82,816)	(819,700)	(135,657)	(1,419,305)
Net decrease	(82,816)	$ (819,700)	(77,858)	$ (875,258)
Investor Class
Shares sold	1,953,159	$ 21,487,709	7,936,909	$ 92,619,119
Shares issued from reinvestment of distributions	—	—	3,868,445	40,657,361
Redemption fees	—	853	—	2,566
Shares redeemed	(11,353,338)	(135,227,231)	(12,709,178)	(150,281,066)
Net decrease	(9,400,179)	$(113,738,669)	(903,824)	$ (17,002,020)

Meridian Funds	82	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the six months ended December 31, 2023, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$272,575,089	$288,239,959
Contrarian Fund	$193,448,136	$199,883,433
Hedged Equity Fund	$ 1,660,289	$ 7,784,782
Small Cap Growth Fund	$120,093,622	$275,021,948

4.	Other Investment Transactions
a.	Restricted Securities: Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Valuation Designee. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. Refer to the Schedules of Investments for information about restricted securities held as of December 31, 2023 for Growth, Contrarian and Small Cap Growth Funds.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933, and may not be resold without registration with the Securities and Exchange Commission or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.13% - 5.33%	4/15/24 - 8/15/53	$29,753,578
Contrarian Fund	U.S. Government Obligations	0.13% - 5.33%	4/15/24 - 8/15/53	11,176,674
Small Cap Growth Fund	U.S. Government Obligations	0.13% - 5.33%	4/15/24 - 8/15/53	16,215,594
Income generated from securities lending is presented in the Statements of Operations. As of December 31, 2023, the total value of securities on loan for the Growth Fund, Contrarian Fund, Hedged Equity Fund, and the Small Cap

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

Growth Fund were $63,735,161, $28,516,491, $273,911 and $21,346,256, respectively. Securities on loan are footnoted in the Schedules of Investments. As of December 31, 2023, the total collateral value for the Growth Fund, Contrarian Fund, Hedged Equity Fund, and the Small Cap Growth Fund were $66,163,045, $29,435,843, $284,405 and $24,498,690, respectively.
d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At December 31, 2023, the market value of repurchase agreements or joint repurchase agreements outstanding for the Growth Fund, Contrarian Fund, Hedged Equity Fund, and the Small Cap Growth Fund were $36,409,467, $18,259,169, $284,405 and $5,283,096, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statements of Assets and Liabilities.
The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of December 31, 2023:

	Gross Amounts Presented in Statements of Assets and Liabilities (Value of Securities on Loan)	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$36,409,467	$(36,409,467) [1]	$—
Contrarian Fund
Repurchase agreement	$18,259,169	$(18,259,169) [1]	$—
Hedged Equity Fund
Repurchase agreement	$ 284,405	$ (284,405)[1]	$—
Small Cap Growth Fund
Repurchase agreement	$ 5,283,096	$ (5,283,096)[1]	$—
[1]	The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of repurchase agreements is not presented in this table.

Meridian Funds	84	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Hedged Equity Fund
Options:
Average value of option contracts written	$20,141,635
For the six months ended December 31, 2023, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized depreciation on written options, and are included in Options written at value in the Statements of Assets and Liabilities. Equity options purchased are included in Investments, at value in the Statements of Assets and Liabilities. Realized and unrealized gain/loss of equity options purchased are included in Net realized gain/(loss) on investments and foreign currency transactions and Net change in unrealized appreciation on investments and foreign currency translations in the Statements of Operations.
g.	Warrants: The Funds can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Funds the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds have no obligation to exercise the warrant and buy the stock.
h.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

i.	Private Investment Funds: The Funds value private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Funds apply the practical expedient to private investment companies on an investment-by-investment basis, and consistently with each Fund’s entire position in a particular investment, unless it is probable that the Funds will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Funds as specified in the respective agreements. Generally, the Funds are required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time.
5.	Selected Risks
In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk, debt securities risk, options risk and private investment funds risk. Each Fund’s prospectus and statement of additional information provide details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
Options Risk: Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested. Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

Private Investment Funds (PIF) Risk: PIFs are subject to management and other expenses, which will be directly or indirectly paid by the Funds. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in PIFs and also may be higher than other funds that invest directly in stocks and bonds. Each PIF is subject to specific risks, depending on the nature of its investment strategy. The Funds may invest in private investment funds and/or hedge funds, which may pursue alternative investment strategies. Hedge funds often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment loss.
6.	Affiliate Transactions and Fees
Investment Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian Fund:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Up to $750,000,000	1.00%
Greater than $50,000,000	0.75%	$750,000,000 to $800,000,000	0.75%
		$800,000,000 to $850,000,000	0.70%
		$850,000,000 to $900,000,000	0.65%
		$900,000,000 to $950,000,000	0.60%
		$950,000,000 to $1,000,000,000	0.55%
		Greater than $1,000,000,000	0.50%
Hedged Equity Fund:		Small Cap Growth Fund:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%	Greater than $0	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the six months ended December 31, 2023,  the distributor received commissions in the amounts of $34, $152 and $12 for Class A of Growth Fund, Contrarian Fund and Small Cap Growth Fund, respectively. The Small Cap Growth Fund also paid CDSC fees in the amount of $301 to distributors for Class C.
Waivers and Reimbursements of Expenses: Until October 31, 2023 the Adviser contractually agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales. Effective November 1, 2023, the Advisor contractually agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding Distribution (Rule 12b-1) fees, acquired fund fees and expenses, shareholder servicing fees, brokerage expenses, dividend expenses on securities sold short and interest expense on short sales, taxes, and extraordinary expenses. With respect to these limits, the Adviser waived the fees listed below during the six months ended  December 31, 2023.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

	Expense Limitations effective November 1, 2023	Expense Limitations prior to November 1, 2023	Total Waivers and Reimbursements for the six months ended December 31, 2023
Growth Fund
Legacy Class	1.05%	—	$ —
Institutional Class	0.90%	0.90%	$ —
Class A	1.30%	1.55%	$ —
Class C	2.05%	2.25%	$ —
Investor Class	1.05%	1.30%	$ —
Contrarian Fund
Legacy Class	1.25%	—	$ —
Class A	1.50%	1.60%	$ —
Class C	2.25%	2.20%	$ 59
Investor Class	1.25%	1.35%	$ —
Hedged Equity Fund
Legacy Class	1.25%	1.25%	$30,616
Class A	1.50%	1.60%	$ 1,012
Class C	2.25%	2.00%	$ 7
Investor Class	1.25%	1.35%	$ 774
Small Cap Growth Fund
Legacy Class	1.25%	1.20%	$ 4,498
Institutional Class	1.10%	1.10%	$97,349
Class A	1.50%	1.60%	$ 2,510
Class C	2.25%	2.25%	$ 453
Investor Class	1.25%	1.35%	$15,987

Subject to the approval of the Board, the Funds may repay the Advisor the amounts of its reimbursement for the Funds by each share class for up to three years following the reimbursement up to the lesser of an amount not to exceed the current expense limitation of that share class or the expense limitation of that share class in effect at the time that the share class received the applicable reimbursement. This agreement will continue until October 31, 2024, and may be renewed or modified with approval of the Funds' Board. For the six months ended December 31, 2023, the Adviser did not recoup any of the Funds expenses.
At December 31, 2023, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2024	2025	2026	2027
Growth Fund	$ —	$ —	$ —	$ —
Contrarian Fund	—	—	135	59
Hedged Equity Fund	48	75	35,268	32,409
Small Cap Growth Fund	—	—	153,039	101,847

7.	Directors and Officers: Certain Officers of the Funds are also Officers of the Adviser. Officers of the Funds who are Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2023

the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions made during the fiscal year ended June 30, 2023, is as follows:
	2023 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$40,769,496	$120,355,665	$161,125,161
Contrarian Fund	—	60,410,619	60,410,619
Hedged Equity Fund	1,580,326	2,571,455	4,151,781
Small Cap Growth Fund	—	89,101,225	89,101,225
9.	Federal Income Taxes Information: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended December 31, 2023, the Funds did not incur any interest or penalties.
The aggregate cost of investments and unrealized appreciation and depreciation, for federal income tax purposes, at December 31, 2023 is as follows:
	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,174,429,117	$302,308,507	$(60,321,637)	$241,986,870
Contrarian Fund	498,090,646	133,283,300	(11,961,904)	121,321,396
Hedged Equity Fund	56,211,413	16,896,190	(5,274,867)	11,621,323
Small Cap Growth Fund	568,236,312	137,668,754	(68,931,165)	68,737,589
10.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

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Board Consideration of Management Agreement with ArrowMark Colorado Holdings LLC
The Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Company”), including all of the Directors who have no direct or indirect interest in the Management Agreement (as defined below) and are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an Investment Management Agreement and Service Agreement (collectively, “Management Agreement”) between ArrowMark Colorado Holdings LLC (the “Adviser”) and the Company, on behalf of the Meridian Growth Fund, Meridian Contrarian Fund and Meridian Equity Income Fund (formerly known as the “Meridian Enhanced Equity Fund” and now known as the “Meridian Hedged Equity Fund”); (each, a “Fund” and collectively, the “Funds”), at a meeting held on August 23, 2023. As detailed below, at the meeting held on August 23, 2023 and at meetings leading up to this meeting, the Board reviewed and considered a variety of information relating to the approval of the Management Agreement.
Prior to approving the Management Agreement, the Board requested, received and evaluated extensive information and materials about the Adviser and its relationship with the Funds. In this regard, the Board reviewed, among other information, the Adviser’s responses to detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”).  The Board also consulted with Independent Counsel, with whom the Board met separately.  Independent Counsel advised the Board on the legal standards for consideration of the Management Agreement and otherwise assisted the Board in its deliberations.
The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all information presented and reviewed by the Board. In its deliberations, the Board did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Directors considered all information available to them.
Nature, Extent and Quality of Services to be Provided
The Board reviewed and analyzed materials and information concerning the background, experience and capabilities of the Adviser’s portfolio managers and its other investment and administrative personnel.  The Board considered, among other factors, the capabilities and quality of the Adviser’s investment management, research and trade execution personnel and other resources that would be dedicated to providing services to the Funds.  The Board also considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals.  In this regard, the Board considered the Adviser’s ability to provide administrative and operational services to the Funds and the financial condition of the Adviser, including its financial capacity to perform the services required under the Management Agreement.  The Board reviewed information provided by the Adviser regarding various service provider arrangements and considered the ability of the Adviser to administer and oversee outside service providers to the Funds.  In addition, the Board considered matters related to the Adviser’s compliance programs, its compliance history, its dealings with regulators, and its representation that it was not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on its ability to provide services to the Funds.
The Board concluded that the Adviser performs an appropriate range of high-quality services for each Fund, that the Adviser has the financial capability and resources to continue to perform those services for the Funds and that the Adviser effectively manages and oversees services that are performed by outside service providers.
Investment Advisory Fee Rate and Other Expenses
The Board reviewed and considered the contractual investment advisory fee rate to be paid by each Fund to the Adviser for investment management services under the Management Agreement.  The Board also reviewed and considered information regarding each Fund’s total expense ratio and its various expense components.  The investment advisory fee rates and expense ratios for each Fund were compared against a peer group for each such Fund over specified time periods.  The peer group for each Fund was defined by an independent third-party provider of market data.  The Board reviewed and considered how the expense ratio and expense components of each Fund compared to those of its respective peer group.  The Board also considered the Adviser’s commitment to cap the total operating expense ratios for the Funds by waiving and/or reimbursing certain fees and expenses.
With respect to other accounts managed by the Adviser, the Board noted that the Adviser provides sub-advisory services for large retail fund complexes, foundations, pensions and employee retirement plans, collective investment trusts and insurance companies for a management fee that is generally less than the fee paid by the respective Fund with a

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comparable investment strategy.  The Board noted that the services provided by the Adviser for the Funds are much more extensive than are provided under the sub-advisory arrangements for other fund complexes and for the advisory relationships with foundations, pensions and employee retirement plans, collective investment trusts and insurance companies.  The Board considered how the scope of services and investment management fees related to these accounts compares to the scope of services and fees related to the Funds.
The Board concluded that the investment advisory fee rate to be paid by each Fund is reasonable in light of the services covered by the Management Agreement and that the expense structure of each Fund is acceptable for purposes of approving the Management Agreement.
Fund Performance
The Board evaluated the performance of each Fund during certain time periods against each Fund’s performance peer group and performance benchmark.  The peer groups and benchmarks were defined by an independent third-party provider of market data (the “Provider”).
The Board discussed the extent to which each Fund outperformed, or underperformed, its respective performance benchmark and performance universe average during the one-year, three-year, five-year and (except for the Meridian Small Cap Growth Fund) ten-year periods ended June 30, 2023.  In addition, the Board reviewed and discussed the Provider’s report on the Meridian Fund dated July 2023 and a Performance Update provided by the Adviser.
In particular, the Board noted that the Meridian Contrarian Fund outperformed relative to its performance benchmark during the one-year period ended June 30, 2023, and each of the Meridian Growth Fund, Meridian Hedged Equity and Meridian Small Cap Growth Fund underperformed its performance benchmark during the one-year period.
Also, the Meridian Contrarian Fund underperformed its secondary benchmark, the Russell 2500 Value Total Return, during the one-year period ended June 30, 2023. The Meridian Growth Fund’s one-year return ranking was in the 53rd percentile in its Morningstar universe, the three-year ranking was in the 44th percentile and its five-year ranking was in the 71st percentile. The Meridian Contrarian Fund’s one-year return ranking was in the 38th percentile of its Morningstar universe, the three-year ranking was in the 10th percentile and the five-year ranking was in the 21st percentile. The Meridian Hedged Equity Fund’s one-year return ranking was in the 93rd percentage of its Morningstar universe, the three-year ranking was in the 68th percentile, and the five-year ranking was in the 66th percentile. The Meridian Small Cap Growth Fund’s one-year return ranking was in the 44th percentile of its Morningstar universe, the three-year ranking was in the 43rd percentile, and the five-year ranking was in the 83rd percentile.
Based on its review, the Board concluded that Fund performance was acceptable for purposes of considering approval of the Management Agreement.
Cost of Services to be Provided and Profitability
The Board evaluated an expense and profitability analysis provided by the Adviser with respect to its management of each Fund.  The analysis contained estimated expense and profitability information for each Fund for the years ending December 31, 2023, 2024 and 2025 as well as estimated changes in the assets under management during those years.  For each Fund and for each time period presented, the Board evaluated the Adviser’s estimated profitability.
The Board also considered the changes in assets under management that are estimated to occur during the years ended December 31, 2023, 2024 and 2025 for each Fund and how those changes will impact the Adviser’s profitability in future periods.  In particular, it was noted that the Adviser projects decreases in assets under management for each year. Those decreases are estimated to result in a decrease in the Adviser’s profitability in each such year.
The Board was advised by the Adviser that, with respect to the management of the Funds, the Adviser is still presented with challenges and operating in an environment of uncertain asset flows. The Adviser noted that the majority of the Adviser’s new business growth has been outside of the Funds’ business and larger institutional clients tend to gravitate towards separate accounts. Also, certain fund share classes are operating with a voluntary fee waiver and certain of the Funds are closed to new investors.
The Board evaluated the Adviser’s estimated profitability for each Fund during each of the periods presented against profit margins that have been found under legal precedent to be reasonable under applicable securities laws.  Based on its evaluation, the Board concluded that the Adviser’s estimated profitability in managing each Fund is reasonable and not excessive for purposes of approving the Management Agreement.
Economies of Scale
The Board received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds and whether the Funds would appropriately benefit from any economies of scale.  The Board

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noted that the Adviser reported that it continues to invest significant resources in enhancing its investment, distribution and operational infrastructure in order to provide higher quality service to the Funds and their shareholders and to meet changing regulatory requirements, and that those investments have the potential to produce economies of scale for the Adviser over time if assets under management grow.  The Board noted, however, that the Adviser’s growth in assets under management has generally been achieved outside of the Funds.
Other Benefits to the Adviser
The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by the Adviser and its affiliates as a result of their relationships with the Funds.  The Board noted that the Adviser benefits from soft dollar arrangements using portfolio brokerage for the Funds.  The Board also considered that the Adviser and its affiliates may derive reputational benefits from their association with the Funds that may lead to other investment management opportunities.  The Board concluded that the fall-out benefits that may be received by the Adviser and its affiliates are reasonable.
Summary
In considering the Management Agreement, the Board evaluated the factors and information described above, as well as information concerning the Adviser and the Funds that is provided to the Board throughout the year in connection with other Board meetings.  In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Directors may have attributed different weights to various factors.
Based on its deliberations and analysis of the information provided, the entire Board, including all the Independent Directors, concluded that the Management Agreement is in the best interests of each Fund and its shareholders and that the compensation payable by the Funds is fair and reasonable in light of the services and expenses involved.  On that basis, the entire Board, including all the Independent Directors, approved the Management Agreement.

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Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
CBOE S&P 500 Buy Write Index: Benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
Russell 2500® Value Index: Measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. One cannot invest directly into an index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

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MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 534452, Pittsburgh, PA 15253-4452 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.arrowmarkpartners.com/meridian/.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.arrowmarkpartners.com/meridian/. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 534452
Pittsburgh, PA 15253-4452
1-800-446-6662
You can also review the Funds’ reports and SAI:
•	By electronic request at the following E-mail address: publicinfo@sec.gov
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

Meridian Fund, Inc.
Other Information (Unaudited)
December 31, 2023
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods prior to March 31, 2019, filed such information on Form N-Q. The complete listing is available on the Commission’s website at http://www.sec.gov.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Katie Jones, Chief Financial Officer and Treasurer
Nick McMordie, Vice President, Secretary and Chief
Compliance Officer
Kelsey Auble, Assistant Treasurer
*Interested Director

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	02/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	02/29/2024

By (Signature and Title)*	/s/ Katie Jones
Katie Jones
Principal Financial Officer and Treasurer

Date	02/29/2024

*	Print the name and title of each signing officer under his or her signature.